Execution Version MEMBERSHIP INTEREST PURCHASE AGREEMENT This MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Agreement”), dated as of the 26th day of December, 2025 (the “Effective Date”), is entered into by and among MCCALL FAMILY LIMITED PARTNERSHIP, a Texas limited partnership (“Seller Group”), TELIOS QUINLAN ONE, LLC, a Delaware limited liability company (the “Company”), and CORE SCIENTIFIC, INC., a Delaware corporation (“Buyer”). Unless otherwise specified, all capitalized terms shall have the meaning assigned to them in this Agreement (see Schedule A for an Index of defined terms) and shall be equally applicable to both the singular and plural forms. RECITALS A. Seller Group owns all of the issued and outstanding units, membership interests and other equity interests of the Company (the “Membership Interests”); B. Subject to the terms and conditions hereof, Buyer desires to purchase from Seller Group, and Seller Group desires to sell to Buyer, all of the Membership Interests (together with the other transactions contemplated herein, the “Transactions”), on the terms and subject to the conditions set forth herein; and NOW, THEREFORE, in consideration of the mutual representations, covenants, agreements and warranties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: ARTICLE I SALE AND PURCHASE OF THE MEMBERSHIP INTERESTS Section 1.01 Sale and Purchase of Membership Interests. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Seller Group shall sell, assign, transfer and deliver to Buyer, free and clear of all liens and encumbrances (other than restrictions on transfer arising under applicable securities Laws and under the Company’s corporate governance documents), and Buyer shall purchase from Seller Group, the Membership Interests in consideration of the Purchase Price and the other amounts determined and paid pursuant to this Agreement. Section 1.01 of the Disclosure Schedule sets forth a true, complete and correct list of the holders of Membership Interests and the amount of such Membership Interests. For the avoidance of doubt, the assets of the Company include but are not limited to: (a) All those certain lots, tracts, parcels, or purchase rights of land located in the County of Hunt and State of Texas consisting of approximately 260 acres, as more particularly bounded and described in Exhibit A attached hereto and hereby made a part hereof (the “Land”); provided, however, that any purchase rights to Land shall not terminate prior to February 27, 2026; (b) All buildings and improvements located on the Land and all the Company’s right, title, and interest in and to any and all fixtures attached thereto (collectively, the “Improvements”); Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

2 (c) All rights appurtenant to the Land, if any, including without limitation, any strips and gores abutting the Land, and any land lying in the bed of any street, road, or avenue in front of, or adjoining the Land, to the center line thereof (and collectively with the Land and the Improvements, the “Real Property”); (d) All other rights, privileges, easements, licenses, appurtenances, and hereditaments relating to the Real Property; (e) All right, title, and interest of the Company in and to the contracts it is a party to; (f) Any permit, entitlement, governmental approval, certificate of occupancy, license, or other form of authorization or approval issued by a government agency or authority and legally required for the construction, ownership, operation, and use of the Real Property (collectively, the “Assumed Permits and Licenses”); (g) Any written warranty, guaranty, or other obligation from any contractor, manufacturer, or vendor to any improvements, furnishings, fixture, or equipment located at the Real Property, to the extent assignable in connection with the sale of the Real Property (“Assumed Warranties and Guaranties”); and (h) All plans, surveys, specifications, drawings, architectural and engineering drawings, and other rights relating to the construction of the Improvements (collectively, the “Surveys”). Section 1.02 As Is, Where Is. Except as expressly set forth in this Agreement to the contrary, Buyer is expressly accepting the Real Property in its existing condition “AS IS, WHERE IS, AND WITH ALL FAULTS” and, except as expressly set forth in this Agreement, based upon the condition (physical or otherwise) of such Real Property as of the Effective Date (as defined in Section 14.1), subject to the representations and warranties of Company set forth in this Agreement. The provisions of this Section 1.02 shall survive the Closing and shall not be deemed to have merged into any of the documents executed or delivered at the Closing. ARTICLE II PURCHASE PRICE Section 2.01 Purchase Price and Deposit. The Purchase Price (as defined below) shall be paid by Buyer to Seller Group as follows: (a) Within ten (10) days following the Effective Date, the sum of Two Million and 00/100 Dollars ($2,000,000.00) (the “Deposit”) by Buyer’s certified check or official bank check, or by wire transfer of immediately available funds to an interest bearing account at such bank as designated by Republic Title of Texas, Inc., 201 Main Street, Suite 1400, Fort Worth, TX 76102; Attn: Stefanie Mathews (stmathews@republictitle.com), as escrow agent (the “Title Company”). The Title Company agrees to hold the Deposit in escrow pursuant to the terms of Section 4.01 of this Agreement. Any interest earned on the principal portion of the Deposit shall be deemed to be part of the Deposit and shall be paid Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

3 together with the principal portion of the Deposit, it being understood and agreed that at the Closing of the Transaction contemplated under this Agreement, the Deposit and any interest earned thereon shall be paid to Seller Group and credited to the Purchase Price. The Title Company shall act, and only act, upon the written instruction executed by both Buyer and Seller Group. (b) Two hundred thirty-two million five hundred thousand US Dollars ($232,500,000.00) of the Purchase Price (including without limitation the crediting of the Deposit plus the interest accrued thereon as provided in Section 2.01(a) above) shall be payable in full by Buyer at Closing in cash by wire transfer of immediately available federal funds to the Title Company, in escrow (the “Closing Cash Payment”, and together with the Deposit, the “Purchase Price”). Section 2.02 Independent Consideration. The parties acknowledge and agree that an amount equal to One Hundred and 00/100 Dollars ($100.00) of the Deposit shall be independent consideration for Seller Group’s performance under this Agreement (the “Independent Consideration”). The Independent Consideration is independent of any other consideration provided hereunder, shall be fully earned by Seller Group upon the Effective Date hereof, and is not refundable under any circumstances. Buyer and Seller Group acknowledge and agree that: (i) the Independent Consideration, plus Buyer’s agreement to pay the costs provided in this Agreement, has been bargained for as consideration for Seller Group’s execution and delivery of this Agreement and for Buyer’s review, inspection, and termination rights during the Due Diligence Period; and (ii) such consideration is adequate for all purposes under any applicable federal, state and local laws, statutes, mandates, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Authority (as defined below) or common law, whether in the U.S. or abroad (jointly and indistinctively, the “Law”). For purposes of this Agreement, “Governmental Authority” means any federal, state, or local government, governmental, regulatory (including self-regulatory) or administrative authority, body, agency or commission or any court, tribunal, or judicial or arbitral bod, whether in the U.S. or abroad. ARTICLE III DUE DILIGENCE INVESTIGATION Section 3.01 Due Diligence Materials. On or before the date that is two (2) days after the Effective Date (the “Due Diligence Delivery Date”), Seller Group shall, if not already made available to Buyer, deliver, cause to be delivered, or make available, copies of all documents, records, contracts, reports, data, and other information relating to the Company, the Real Property, its business, assets, liabilities, operations, financial condition, or prospects currently within its possession and control, including (a) all materials uploaded to any virtual data room, (b) all written responses to Buyer’s written due diligence inquiries delivered to Seller Group, (c) all financial statements, Tax records, organizational documents, title commitment/policy, Seller Group’s Survey, site plans and specifications, architectural plans, inspections, environmental/hazardous material reports, soils reports, governmental permits/approvals, zoning information, tax information, utility letters, copies of service contracts, certificates of occupancy, warranties and guaranties, commission agreements, and other similar materials relating to the physical and environmental condition of the Real Property and (d) any other information furnished in Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

4 connection with Buyer’s due diligence review (collectively, the “Due Diligence Materials”). The Due Diligence Period shall be extended by one (1) day for each day Seller Group delays in making the Due Diligence Materials available to Buyer; provided, however, that the Due Diligence Period shall not be extended for any Due Diligence Materials requested by Buyer after the Effective Date, whether or not within Seller Group’s possession or control on the Effective Date; provided, further, that Seller Group shall promptly provide to Buyer any Due Diligence Materials requested by Buyer after the Effective Date or which come into Seller Group’s possession or control after the Effective Date. Section 3.02 Due Diligence Period. Buyer shall have a period, commencing on the Effective Date through the earlier of (a) 45 days after the Effective Date, or (b) the date Buyer provides written notice of the completion of its due diligence review of the Company (the “Due Diligence Period”), to conduct or cause to be conducted any and all (y) due diligence review of the Company’s books and records and (z) tests, studies, surveys, inspections, reviews, assessments, or evaluations of the Real Property, including without limitation engineering, topographic, soils, zoning, wetlands, and environmental inspections (including Phase I and/or Phase II environmental site assessments to be performed by an environmental consultant selected by Buyer) (the “Inspections”), as Buyer deems necessary, desirable, or appropriate in its sole and absolute discretion, and analysis of the Due Diligence Materials. Buyer shall have the unconditional right, for any reason or no reason whatsoever, to terminate this Agreement upon written notice to Seller Group delivered at any time prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period. If Buyer does not timely notify Seller Group of its election to terminate this Agreement prior to 5:00 p.m. Central Time on the last day of the Due Diligence Period, Buyer shall be deemed to have elected to proceed to Closing, subject to the terms and conditions of this Agreement. Section 3.03 Termination During Due Diligence Period. If Buyer elects to terminate this Agreement as provided in Section 3.02, the Title Company shall return the Deposit (less the Independent Consideration) to Buyer, and, upon such refund being made, this Agreement shall terminate, and the parties shall have no further liability hereunder (except with respect to those obligations hereunder which expressly survive the termination of this Agreement). Section 3.04 Buyer’s Access. At any time prior to the Closing (including during the Due Diligence Period), and at all times Buyer and its agents, employees, consultants, inspectors, appraisers, engineers, and contractors (collectively, “Buyer’s Representatives”) shall have the right to enter upon and pass through the Real Property during normal business hours to examine and inspect the same, as well as conduct reasonable tests, studies, investigations, and surveys to assess utility availability, soil conditions, environmental conditions, physical condition, and the like of the Real Property. Section 3.05 Buyer’s Right to Inspect. (a) In conducting the Inspections or otherwise accessing the Real Property, Buyer shall at all times comply with all applicable Law. In connection with such Inspections, neither Buyer nor any of Buyer’s Representatives shall: (i) unreasonably interfere with or permit unreasonable interference with any person occupying or providing service at the Real Property; (ii) unreasonably interfere with the business of Seller Group Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

5 conducted at the Real Property; or (iii) unreasonably disturb the use or occupancy of any occupant of the Real Property. (b) Buyer shall schedule and coordinate all Inspections or other access thereto with Seller Group and shall give Seller Group at least twenty-four (24) hours’ prior notice thereof. Seller Group shall be entitled to have a representative present at all times during each such inspection or other access. Seller Group shall allow the Buyer’s Representatives unlimited access to the Real Property and to other information pertaining thereto in the possession or within the control of Seller Group for the purpose of the Inspections. ARTICLE IV CLOSING; TERMINATION Section 4.01 Closing Date. The closing of the Transaction contemplated by this Agreement (the “Closing”) shall take place remotely through the electronic exchange of all required documents and signatures. The Closing shall occur on the earliest of the following dates (the “Required Closing Date”): (i) thirty (30) days after the expiration of the Due Diligence Period or (ii) such earlier date as may be mutually agreed upon in writing by the parties. The actual date on which the Closing occurs is referred to as the “Closing Date.” The Seller Group shall deliver Seller Group’s Closing Deliverables (as defined in Section 4.02 below) to the Buyer and Buyer shall deliver Buyer’s Closing Deliverables (as defined in Section 4.03 below) to the Seller Group at least one (1) Business Day prior to the Closing Date. Seller Group agrees to deliver possession of the Real Property to Buyer on the Closing Date free of any Leases and any tenants. The term “Leases” means collectively all tenant leases, lease amendments, guarantees, exhibits, addenda, and riders thereto, and any other documents creating a possessory interest in the Land or Improvements with any persons leasing, using, or occupying the Land or Improvements or any part of either. Section 4.02 Seller Group’s Closing Deliverables. At Closing, Seller Group shall deliver or cause to be delivered to the Buyer the following executed, certified, and acknowledged by Seller Group, as appropriate: (a) A certification that Seller Group is not a “foreign person” as such term is defined in Section 1445 of the Internal Revenue Code, as amended and the regulations thereunder (collectively, the “Code”), which certification shall be signed under penalty of perjury. (b) A written certificate stating that all representations and warranties contained in Section 6.01 remain, as of the Closing Date, true, correct, and complete in all material respects as when first made hereunder (the “Bring Down Certificate”). (c) A Seller Group’s closing statement prepared by the Title Company reflecting the appropriate credits, prorations, adjustments, disbursements, and Transaction expenses due to third parties for the consummation of the Transaction contemplated by this Agreement, including the payment of the balance of the Closing Cash Payment due to Seller Group. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

6 (d) A consent of the members, manager, and partners of Seller Group, as applicable, authorizing the Transaction contemplated hereby and the execution and delivery of the documents required to be executed and delivered hereunder. (e) A non-imputation affidavit in a form reasonably acceptable to the Title Company. (f) All books and records of the Company. (g) All other documents necessary or otherwise required by Buyer to consummate the Transaction contemplated by this Agreement. Section 4.03 Buyer’s Closing Deliverables. On the Closing Date, Buyer shall deliver or cause to be delivered to the Seller Group, the following, executed, certified, and acknowledged by Buyer, as appropriate: (a) The balance of the Closing Cash Payment as set forth in Section 2.01(b), as adjusted for apportionments pursuant to Section 4.06 of this Agreement. (b) A Buyer’s closing statement prepared by the Title Company reflecting the appropriate credits, prorations, adjustments, and disbursements for the consummation of the Transaction contemplated by this Agreement. (c) Buyer shall, where applicable, join with Seller Group in the execution and delivery of the closing documents referenced in Section 4.02 of this Agreement. (d) A consent of the directors of Buyer authorizing the Transaction contemplated hereby and the execution and delivery of the documents required to be executed and delivered hereunder. (e) Such other documents, instruments, and certificates as may be reasonably required by Seller Group to consummate and give effect to the Transaction contemplated hereby. Section 4.04 Termination. This Agreement may be terminated at any time prior to the consummation of the Closing: (a) By mutual written consent of Seller Group and Buyer; (b) By Buyer, in Buyer’s sole and exclusive discretion, at any time and for any reason, or no reason at all, with a written notice to Seller Group during the Due Diligence Period; (c) By Buyer upon the occurrence of a Seller Group Default not cured by Seller Group within five (5) Business Days of Buyer’s written notice to Seller Group of such Seller Group Default; or Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

7 (d) By Seller Group upon the occurrence of a Buyer Default not cured by Buyer within five (5) Business Days of Seller Group’s written notice to Buyer of such Buyer Default. Section 4.05 Closing Costs. (a) Seller Group and Buyer shall each pay the fees and expenses of its own counsel in connection with the preparation and negotiation of this Agreement. The agreements and instruments related to the Transaction contemplated by this Agreement and such legal costs shall not be part of the closing costs; provided, however, that if any legal action is instituted under this Agreement, the prevailing party in such action shall be entitled to recover from the other party costs related to such legal action, including reasonable attorneys’ fees and costs in all trial, appellate, post-judgment, and bankruptcy proceedings. (b) Seller Group shall pay: (i) One-half Title Company’s escrow fees; and (ii) Any and all costs incurred by Seller Group in connection with the preparation, review, and negotiation of this Agreement and the Transactions and the Closing contemplated by this Agreement, including any attorneys’ or consultancy fees. (c) Buyer shall pay: (i) The costs related to the Survey and any other survey or Survey update (including, without limitation an update of Seller Group’s Survey); (ii) One-half Title Company’s escrow fees; (iii) The premium for the Title Insurance Policy and any endorsements required by Buyer, and the premium for a title insurance policy required by Buyer’s lender and any endorsements required by Buyer’s lender; (iv) Any other fees or costs related to Buyer’s due diligence reviews; and (v) All costs related to the recording fees payable in connection with Buyer’s lender’s security instruments, if any. Section 4.06 Apportionments. The following shall be apportioned as of 11:59 p.m. Central Time on the date immediately preceding the Closing Date, unless expressly provided for otherwise: (a) Notwithstanding anything to the contrary in this Agreement, including Section 13.04, general real estate taxes and assessments levied or assessed against the Real Property for the tax year in which the Closing occurs and for the tax year prior to the tax year in which the Closing occurs shall be prorated as of the Closing Date based upon one Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

8 hundred ten percent (110%) of the most recent ascertainable taxes, but the parties agree to re-prorate when the actual amount of taxes for such years becomes known. All real and personal property taxes levied or assessed with respect to any tax years which are due prior to the Closing shall be paid by Seller Group at or prior to Closing. This provision shall survive the Closing Date. Seller Group shall deposit an amount equal to the real estate tax proration described above into escrow with the Title Company in accordance with a re- proration agreement, which re-proration agreement shall provide that: (i) the Title Company shall pay the real estate taxes within twenty (20) days of the issuance of final real estate tax bills; (ii) if the funds deposited into the escrow are not sufficient to pay the real estate taxes when the final real estate tax bills are issued, Seller Group shall immediately deposit funds into the escrow in the amount of such deficiency; and (iii) any funds remaining in the escrow after the taxes for the tax year in which the Closing occurs and for the tax year prior to the tax year in which the Closing occurs have been paid by the Title Company shall be returned to Seller Group. (b) If the Real Property shall be, or has been, affected by any assessments or special assessments on or before the Closing Date, whether payable in installments or by a lump sum, at the Closing Seller Group shall pay the total lump sum amount owed on all assessments regardless of if the assessments are payable in installments. (c) All water and sewer charges based on the most recently issued bills, unless the meters are read on the date immediately preceding the Closing Date, in which case such meter readings shall govern. (d) All other items customarily apportioned in connection with sales of buildings and related property substantially similar to the Real Property in the State of Texas. Section 4.07 Miscellaneous. Any errors in calculations or apportionments shall be corrected or adjusted as soon as practicable after the Closing Date. The provisions of Section 4.06 and this Section 4.07 shall survive the Closing. ARTICLE V TITLE MATTERS AND REVIEW Section 5.01 Acceptable Title. The Company holds good and marketable title to the Real Property, subject only to the Permitted Exceptions (the “Title”). At the Closing, the Title Company shall issue to the Company, or be unequivocally bound to issue to the Company, a Form T-1 owner’s policy of title insurance with extended coverage in an amount not less than the fair market value of the Real Property insuring that the entire fee simple title to the Real Property is vested in the Company, subject only to the Permitted Exceptions (the “Title Insurance Policy”). Section 5.02 Permitted Exceptions. The term “Permitted Exceptions” as used herein shall mean and refer to: (a) any and all zoning, building, environmental, and other Law applicable to the Real Property, including, without limitation, landmark designations and all zoning Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

9 variances and special exceptions, if any, in effect as of the Closing Date; provided, however, that the same are not violated by the Improvements or prohibit or materially impair the continued use of the Real Property as it is being used on the date of this Agreement, and any and all future zoning, building, environmental, and other Law applicable to the Real Property, including, without limitation, landmark designations and all zoning variances and special exceptions; (b) the state of facts shown on the following surveys (collectively, the “Seller Group Survey”): (i) that certain survey of a portion of the Land containing 48.241 acres prepared by Wier & Associates, Inc. (“Wier”) dated October 21, 2025, WA# 22141; (ii) that certain survey of a portion of the Land containing 32.244 acres prepared by Wier dated October 21, 2025, WA# 22141; (iii) that certain survey of a portion of the Land containing 179.302 acres prepared by Weir dated October 21, 2025, WA# 22141; (iv) that certain survey of a portion of the Land containing 3.990 acres prepared by Weir dated October 6, 2025, WA# 22141; and (v) that certain survey of a portion of the Land containing 6.508 acres prepared by Weir dated December 2, 2025, WA# 22141. (c) all presently existing and future liens for unpaid real estate taxes, assessments, and water and sewer charges that are not due and payable as of the Closing Date, subject to any apportionments as provided for in this Agreement; (d) all covenants, restrictions and rights of record, and all easements and agreements of record for the erection and/or maintenance of water, gas, steam, electric, telephone, sewer, or other utility pipelines, poles, wires, conduits, or other like facilities, and appurtenances thereto, over, across, and under the Real Property; (e) any lien or encumbrance arising out of the acts or omissions of Buyer; (f) the standard conditions and exceptions to title contained in the form of title policy or updated Title Commitment issued to Buyer by the Title Company; and (g) any other matter that is deemed a Permitted Exception under this Agreement. Section 5.03 Title. (a) Promptly following the Effective Date but no later than ten (10) days prior to the termination of the Due Diligence Period, the Title Company shall deliver to Buyer: (i) a title commitment from the Title Company for the issuance of the Title Insurance Policy, together with true, legible (to the extent available), and complete copies of any tax search, departmental or municipal searches, and all instruments giving rise to any defects or exceptions to title to the Real Property (collectively, the “Title Commitment”), which Title Commitment shall be delivered to counsel for both Buyer and Seller Group concurrently; and (ii) a copy of Seller Group’s Survey, which Buyer may cause to be updated at Buyer’s expense. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

10 (b) During the Due Diligence Period, Buyer or Buyer’s attorney shall deliver to Seller Group, and Seller Group’s attorney, in writing a notice (the “Title Objection Notice”), which specifies any objections to the exceptions to title set forth in the Title Commitment or Buyer’s Survey, other than the Permitted Exceptions (each a “Title Objection,” and collectively, hereinafter the “Title Objections”), within ten (10) days after Buyer’s receipt of the Title Commitment and Survey (or any subsequent update thereof). Except for those items which Seller Group is obligated to cure pursuant to the terms of this Agreement, any such matter not the subject of a timely Title Objection Notice shall be deemed a Permitted Exception. Notwithstanding anything to the contrary contained herein, Buyer shall have no need to object to any Mandatory Title Removal Item, which Mandatory Title Removal Items shall be automatically deemed Title Objections. Should any update of the Title Commitment or Survey reveal any new title exceptions, Buyer shall be entitled to the same process outlined hereinabove for its original title review and objections. Section 5.04 Curing Title Objections. (a) Seller Group shall use commercially reasonable efforts to eliminate all Title Objections by the Closing Date. If Seller Group is unable to eliminate any Title Objection by the Closing Date, Seller Group shall provide written notice of same to Buyer and then, unless the same is waived by Buyer in writing, in its sole and absolute discretion, Buyer may either: (i) terminate this Agreement by written notice to Seller Group and the Title Company delivered on or before the Closing Date, in which event Buyer shall be entitled to a return of the Deposit (less the Independent Consideration), and this Agreement shall thereupon be deemed terminated and of no further effect, and neither party hereto shall have any obligations to the other hereunder or by reason hereof, except for the provisions hereof that expressly survive termination of this Agreement; or (ii) waive the unresolved/uncured Title Objections and complete the purchase (with no reduction in the Purchase Price) with the Title “as is.” (b) Notwithstanding anything in Section 5.04(a) to the contrary, Seller Group shall be required to cause to be released, satisfied, and removed of record as of the Closing Date: (i) any Title Objections which have been voluntarily recorded or otherwise placed, or permitted to be placed, by the Company against the Real Property on or following the date hereof; and (ii) any mortgages, deeds of trust, security instruments, financing statements, or other instruments which evidence or secure indebtedness, judgments, and liens against the Real Property, including, without limitation, mechanics’ liens, tax liens and real estate taxes, water rates, and sewer charges and taxes, in each case, which are due and payable but which remain unpaid and/or of record as of the Closing Date (subclauses (i) and (ii), collectively, the “Voluntary Liens”); or (iii) any Title Objections which would not constitute Voluntary Liens, but which can be removed by the payment of a liquidated sum of money (items set forth in this subclause together with the Voluntary Liens, the “Mandatory Title Removal Items”). Buyer may either: (i) terminate this Agreement by written notice to Seller Group and the Title Company delivered on or before the Closing Date, in which event Buyer shall be entitled to a return of the Deposit (less the Independent Consideration), and this Agreement shall thereupon be deemed terminated and of no further effect, and neither party hereto shall have any obligations to the other hereunder or by reason hereof, except for the provisions hereof that expressly survive termination of this Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

11 Agreement; or (ii) complete the purchase (with no reduction in the Purchase Price) with the Title “as is.” (c) Notwithstanding anything in this Section 5.04 above to the contrary, Buyer may at any time accept such Title, without reduction of the Purchase Price or any credit or allowance on account thereof or any claim against Seller Group. The acceptance of the Title by Buyer shall be deemed to be full performance of, and discharge of, every agreement and obligation on Seller Group’s part to be performed under this Agreement, except for such matters which are expressly stated to survive the Closing hereunder. ARTICLE VI REPRESENTATIONS AND WARRANTIES Section 6.01 Representations and Warranties of Seller Group and the Company. Seller Group represents and warrants to Buyer on and as of the date of this Agreement and on and as of the Closing Date, as follows: (a) Seller Group is one entity, which is duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of formation, and is qualified to conduct business in the State of Texas. The Seller Group has the requisite power and authority to enter into this Agreement and the instruments referenced herein to which it is a party, and to perform its obligations hereunder and thereunder and to consummate the Transactions. The Company is a limited liability company duly formed, validly existing, and in good standing under the laws of the State of Delaware, is qualified to conduct business in the State of Texas and no other jurisdiction, and has the requisite power and authority to enter into this Agreement and the instruments referenced herein to which it is a party, and to perform its obligations hereunder and thereunder and to consummate the Transactions. (b) The execution, delivery, and performance of this Agreement by Seller Group and the Company and all agreements, instruments, and documents herein provided to be executed by Seller Group or the Company on the Closing Date: (i) do not violate the corporate documents of Seller Group or the Company, (ii) do not violate or render unenforceable any contract, agreement, commitment, lease, order, judgment, or decree to which Seller Group or the Company is a party; (iii) do not result in the creation of any lien or encumbrance upon the Membership Interest; and (iv) have been duly authorized by the consent of the partners or members of Seller Group and the Company, as applicable, and the appropriate and necessary action has been taken by such partners or members on the part of Seller Group and the Company, as applicable. The individual(s) executing this Agreement, and the instruments referenced herein on behalf of Seller Group and the Company have the legal power, right, and actual authority to bind Seller Group and the Company to the terms and conditions hereof and thereof. Assuming due authorization, execution and delivery by Buyer, this Agreement is valid and binding upon Seller Group and the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

12 rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). (c) Neither the execution, delivery, or performance of this Agreement, nor the consummation of the Transactions requires Seller Group or the Company to obtain any consent, authorization, approval, or registration under any Law binding upon Seller Group or the Company which has not been previously obtained. (d) Section 6.01(d) of the Disclosure Schedule sets forth a true, complete and correct list of the holders of Membership Interests and the amount of such Membership Interests, and all such Membership Interests are held free and clear of all liens and encumbrances (other than restrictions on transfer arising under applicable securities Laws and under the Company’s corporate governance agreements). Seller Group is the record owner of and has good and valid title to the Membership Interests. The Membership Interests constitute one hundred percent (100%) of the total issued and outstanding equity interests in the Company. The Membership Interests have been duly authorized and are validly issued, fully-paid and non-assessable, free of preemptive rights or any other third- party rights, and have been offered, sold and issued by the Company in compliance with applicable Laws, contractual obligations of the Company (whether or not currently in effect), and the corporate documents of the Company and in compliance with any preemptive rights, rights of first refusal, or similar rights. The rights and privileges of the Membership Interests are set forth in the corporate documents of the Company. There is no option, warrant, call, subscription, convertible security, right (including preemptive right) or contractual obligation of any character to which the Company is bound to issue, exchange, transfer, sell, repurchase, redeem or otherwise acquire any membership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such option, warrant, call, subscription, convertible security, right or contract. There are no outstanding or authorized equity appreciation, phantom equity or similar rights with respect to the Company. There are no registration rights agreements, no voting trust, proxy or other contract and no restrictions on transfer with respect to the Membership Interests of the Company other than as set forth in the corporate documents of the Company. The Company is in compliance with all provisions of its corporate documents of the Company. (e) The Company does not hold or beneficially own any direct or indirect interest (whether a partnership, joint venture, common or preferred stock or any comparable ownership interest in any individual, corporation, partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, Governmental Authority, or other entity (collectively, “Person”)), or any subscriptions, options, warrants, rights, calls, convertible securities, or other agreements or commitments for any interest in any Person. (f) The Company does not own or lease any machinery, equipment, motor vehicles, furniture, fixtures, supplies, tools and other fixed assets and all other property, plant and equipment, and other tangible personal property owned or leased by the Company, including all vehicles, office furniture, operating and other supplies, tools, repair parts and spare parts located at the Real Property. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

13 (g) Seller Group is not a “foreign person” within the meaning of Section 1445 of the Code. (h) There is no litigation, arbitration, mediation, audit, investigation, hearing, charge, complaint, indictment, claim or other legal or administrative suit, action, proceeding or investigation pending or, to Seller Group’s Knowledge, threatened against or involving the Company or the ownership or operation of the Company, including, but not limited to, any condemnation action relating to the Real Property. (i) The Company does not keep or maintain financial records including balance sheets and income statements (or equivalent if named differently) of assets, liabilities and shareholders’ equity. (j) Section 6.01(j) of the Disclosure Schedule contains a list of all of the insurance policies, fidelity bonds, and similar items, including self-insurance, currently insuring the Company or any of its asset, a description of any self-insurance arrangements including any reserves established thereunder, a description of any contracts or arrangements other than a policy of insurance, for the transfer or sharing of any risk to which the Company is a party and all obligations of the Company to name a third party as an additional insured under any insurance policies. There is no material claim by the Company pending under any of such policies, bonds, or similar items as to which coverage has been questioned, denied or disputed by the underwriters of such policies, bonds, or similar items. All premiums due and payable as of the Closing Date under all such policies, bonds, and similar items have been paid and the Company and the Company has complied in all material respects with the terms and conditions of all such policies, bonds, and similar items. Such policies of insurance, bonds (or other policies and bonds providing substantially similar insurance coverage) and similar items are in full force and effect. Seller Group has no Knowledge of any threatened termination of any of such policies, bonds, or similar items. (k) There are no outstanding injunctions, orders, judgments, decrees, or rulings of any court, governmental authority, or arbitrator, nor any pending or, to Seller Group’s Knowledge, threatened actions seeking any such relief, which would prohibit, restrict, or materially limit the sale of all the Membership Interests. (l) Section 6.01(l) of the Disclosure Schedule sets forth a list of the following contracts, agreements, commitments, or binding understandings, whether oral or written, together with all amendments and other modifications thereto (collectively, the “Material Contracts”) to which the Company is a party: (i) all contracts relating to the service, maintenance, supply, leasing, brokerage, listing, and/or other contracts relating to the Real Property (along with all amendments and modifications thereof, the “Service Contracts”); (ii) all contracts evidencing any money borrowed by the Company or the creation or existence of any lien or encumbrance against any of the assets or Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

14 Real Property of the Company, and all contracts relating to any debt secured in whole or in part by any such lien or encumbrances; (iii) all joint venture agreements and all other agreements involving the sharing of profits involving the Company; (iv) all (A) contracts for capital expenditures for the Company involving obligations aggregating in excess of $50,000; or (B) contracts under which personal property is leased by or to the Company; (v) all contracts of the Company entered into outside the ordinary course of business; (vi) any agreement under which the consequences of a default or termination would have a Material Adverse Effect; (vii) any settlement, conciliation or similar agreement still in effect; and (viii) any agreement under which the Company has advanced or loaned money to any other Person. (m) Each Material Contract is valid and binding, currently in force and enforceable in accordance with its terms. The Company has not received any written notice or has Knowledge of any claims of default under or termination of any Material Contract by the other party or parties thereto. The Company or, to the Knowledge of Seller Group, any other party, is in breach in any material respect of any of the terms or covenants of any Material Contract. The Company has delivered to Buyer true, correct, and complete copies of all Material Contracts. The Company is not a party to any oral contracts or agreements. (n) The Company is in compliance in all material respects with all applicable Laws. Except as set forth on Section 6.01(n) of the Disclosure Schedule, neither Seller Group nor the Company has received notice and is not aware of any material violation of any Law noted or issued against the Company or the Real Property by any Governmental Authority, that has not been cured, corrected, or waived as of the Effective Date. (o) Seller Group has delivered or made available or shall deliver or make available to Buyer complete copies of all the Due Diligence Materials to the extent in Seller Group’s possession or under Seller Group’s control with regard to the Real Property. To Seller Group’s Knowledge, none of such Due Diligence Materials contains any untrue statement of a material fact or omit to state a fact necessary to make the statement of fact contained therein not misleading in any material respect. The books of account of the Company have been maintained in accordance with sound business practices customary in the Company, and in accordance with all applicable Laws. The equity records of the Company, all of which have been made available to Buyer, are true, correct and complete in all material respects. (p) Except as set forth in Section 6.01(p) of the Disclosure Schedule: Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

15 (i) Neither Company nor Seller Group has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any Hazardous Materials or allowed anyone to treat, store, dispose of, arrange for or permit the disposal of, transport, handled or released Hazardous Materials, and to Seller Group’s Knowledge, there are no Hazardous Materials installed, stored in, or otherwise existing at, on, in, or under the Real Property in violation of any Environmental Laws. “Hazardous Materials” means “Hazardous Material,” “Hazardous Substance,” “Pollutant or Contaminant,” and “Petroleum” and “Natural Gas Liquids,” as those terms are defined or used in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.) (“CERCLA”), and any other substances regulated because of their effect or potential effect on public health and the environment, including polychlorinated biphenyls (PCBs), lead paint, asbestos, urea formaldehyde, radioactive materials, putrescible materials, and infectious materials. “Environmental Laws” means, without limitation, the Resource Conservation and Recovery Act of 1976 (42 U.S.C. § 6901 et seq.), CERCLA, and other federal, state, county, municipal, and other local Laws governing or relating to Hazardous Materials or the environment together with their implementing regulations, ordinances, and guidelines. (ii) To Seller Group’s Knowledge: (A) the Company has not been in violation in any material respect of any Environmental Laws within the past three (3) years; (B) the Company possess all environmental permits (if any) that are required for the operation of the Company and is and has been in compliance in all material respects with the provisions of all such environmental permits within the past three (3) years; (C) all such environmental permits are in full force and effect, no action is pending or threatened to revoke or modify any such environmental permit. A copy of any notice, citation, inquiry or complaint which Seller Group or the Company has received in the past three (3) years (or regardless of when received, which remains unresolved or was resolved in a manner than imposes on- going obligations) of any alleged violation of any Environmental Law or environmental permit is contained in Section 6.01(p)(ii) of the Disclosure Schedule. (iii) Neither the Company nor Seller Group has received any written notice, report or other information regarding any liabilities of the Company, any property or facility formerly owned, operated or leased by the Company or any location to or from which wastes from the Company have come to be located, arising under Environmental Laws. (iv) To Seller Group’s Knowledge, none of the following exists on any portion of the Real Property: (A) underground storage tanks or surface impoundments; (B) asbestos-containing material in any form or condition; or (C) materials or equipment containing polychlorinated biphenyls. (v) To Seller Group’s Knowledge, neither this Agreement nor the consummation of the Transactions will result in any obligations for site investigation or cleanup, or notification to or consent of any Governmental Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

16 Authority or third parties, pursuant to any so-called “transaction-triggered” or “responsible property transfer” Environmental Laws. (vi) To Seller Group’s Knowledge, no facts, events or conditions relating to the past or present facilities, properties or operations of the Company will prevent, hinder or limit continued compliance with Environmental Laws, give rise to any cleanup obligations pursuant to Environmental Laws, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due, whether known or unknown, and regardless of whether asserted) pursuant to Environmental Laws, including any relating to onsite or offsite releases or threatened releases of Hazardous Materials or other substances or wastes, personal injury, property damage or natural resource damage. (vii) There are no pending or, to Seller Group’s Knowledge, threatened claims, proceedings, actions, suits, investigations, inquiries, or other similar matters pursuant to or relating to Environmental Law or any other Law relating to pollution or Hazardous Materials with respect to or affecting the Company or the Real Property, any formerly owned, operated or leased property or any location at which Hazardous Materials from the operations of the Company have come to be located. Neither Seller Group nor the Company have received any written notice relating to any alleged, actual, or potential violation of Environmental Law or any liability under Environmental Law or relating to a request for information or alleging liability or potential liability under CERCLA. (q) Neither Seller Group nor the Company has: (i) filed any voluntary or had involuntarily filed against it in any court or with any governmental body pursuant to any statute either of the United States or of any State, a petition in bankruptcy or insolvency or seeking to effect any plan or other arrangement with creditors, or seeking the appointment of a receiver; (ii) had a receiver, conservator, liquidating agent, or similar person appointed for all or a substantial portion of its assets; (iii) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (iv) given notice to any person or governmental body of insolvency; or (v) made an assignment for the benefit of its creditors or taken any other similar action for the protection or benefit of its creditors. Seller Group is not insolvent and shall not be rendered insolvent by the performance of its obligations under this Agreement. (r) Except as disclosed on Section 6.01(r) of the Disclosure Schedule: (i) All Tax Returns and all reports with respect to Taxes required to be filed prior to the Closing Date have been filed by or with respect to the Company (taking into account any extension of time to file) in accordance with all applicable Laws, and all such Tax Returns and all reports with respect to such Taxes are true, correct and complete in all material respects; (ii) All Taxes payable by or with respect to the Company (whether or not shown as due and payable on the Tax Returns that have been filed) that have become due and payable have been timely paid, to the extent required to be paid Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

17 prior to the Closing Date, to the appropriate Governmental Authority having jurisdiction over the assessment, determination, collection, or other imposition of any Tax (“Taxing Authority”); (iii) All Taxes required to have been withheld have been timely withheld and, to the extent required by applicable Law, have been remitted to the appropriate Taxing Authority (including all required withholding for employees, independent contractors, consultants, note holders, members and other third parties); (iv) Neither the Company nor any members of the Seller Group has filed a tax appeal for the Real Property and no tax appeal is currently pending for the Real Property; (v) The Company has not received a written claim by any Taxing Authority in any jurisdiction in which the Company does not file a Tax Return that the Company or its beneficial owners may be subject to taxation by that jurisdiction; (vi) Section 6.01(r)(vi) of the Disclosure Schedule lists all federal, state, local, and non-U.S. income Tax Returns filed with respect to the Company for taxable periods ended on or after December 31, 2021 and indicates therein those Tax Returns, if any, that have been audited, and indicates those Tax Returns, if any, that currently are the subject of an audit. Seller Group has caused to be made available to Buyer correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by the Company since December 31, 2021; (vii) The Company is not delinquent in the payment of any Tax nor has the Company requested any extension of time within which to file any Tax Return that is currently pending or outstanding; (viii) The Company has not been granted any extension or waiver of the statute of limitations period applicable to the determination, assessment or collection of Taxes, which period (after giving effect to such extension or waiver) has not yet expired; (ix) There is no claim, audit or investigation pending or, to the Knowledge of Seller Group, threatened against or with respect to the Company in respect of any Tax; (x) There are no liens or encumbrances for Taxes upon the assets of the Company; (xi) The Company has disclosed on its respective federal income Tax Returns all positions taken therein that could reasonably be expected to give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Internal Revenue Code. The Company is not a party to nor has ever been a party to any Tax allocation, Tax indemnity or Tax sharing agreement; Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

18 (xii) The Company (A) has not ever been a member of an affiliated group of corporations (as that term is used by Section 1504 of the Code or any comparable provision of state or local Law), or (B) does not have any liability for the Taxes of any other Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. Law), as a transferee or successor, by contract or otherwise; (xiii) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (A) change in method of accounting requested or initiated prior to the Closing Date or required to be made as a result of the Closing or the use of an improper method of accounting for a taxable period ending on or prior to the Closing Date, (B) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Closing Date, (C) intercompany transactions or any excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of state or local income Tax Law), (D) installment sale or open transaction disposition made on or prior to the Closing Date, or application of the completed contract method of accounting or the cash method of accounting to any transaction occurring on or prior to the Closing Date, or (E) prepaid amount received on or prior to the Closing Date (collectively, “Tax Accrual Amounts”); (xiv) The Company has not constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax- deferred treatment under Code Section 355 within the past two years; (xv) To the Seller Group’s Knowledge, the Company is not nor has the Company ever been a party to any “reportable transaction,” as defined in Code Section 6707A(c)(1) and Treasury Regulation Section 1.6011-4(b); (xvi) The Company has not received any private letter ruling from the Internal Revenue Service (or any comparable ruling from any other Taxing Authority); (xvii) No Governmental Authority has provided notice or inquiry related to contracts entered into by the Company with any of its affiliates; (xviii) The Company has not (i) elected to defer payments of any “applicable employment taxes” (as defined in Section 2302(d)(1) of the CARES Act) pursuant to Section 2302 of the CARES Act (or any corresponding or similar provision of state, local or foreign Law), (ii) claimed any “employee retention credit” pursuant to Section 2301 of the CARES Act (or any corresponding or similar provision of state, local or foreign Law), (iii) deferred any payroll tax obligations (including those imposed by Sections 3101(a) and 3201 of the Code) (for example, by a failure to timely withhold, deposit or remit such amounts in accordance with the applicable provisions of the Code and the Treasury Regulations Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

19 promulgated thereunder) pursuant to or in connection with the Payroll Tax Executive Order, or (iv) sought (nor has any affiliate that would be aggregated with the Company and treated as one employer for purposes of Section 2301 of the CARES Act sought) a covered loan under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act (or corresponding or similar provision of state, local or non-U.S. Law); (xix) The Company does not have any property subject to, or of the type described in, Section 197(f)(9) of the Code, and no “section 197 intangible” of the Company, if any, was owned by the Company or any “related persons” during the “transition period” as each such term is defined in Treasury Regulations Section 1.197-2(h); (xx) The Company is and has always been classified as a disregarded entity pursuant to Treasury Regulations Section 301.7701 for U.S. federal and applicable state income Tax purposes; and (xxi) Section 6.01(r)(xxi) of the Disclosure Schedule contains a list of all jurisdictions (whether foreign or domestic) to which any Tax imposed is or has been properly payable by the Company. The Company has not, nor has it ever had, a permanent establishment or other taxable presence in any country (other than in such entity’s jurisdiction of formation), as determined pursuant to applicable U.S. or non-U.S. Law and any applicable Tax treaty or convention. (s) Except as set forth in Section 6.01(s) of the Disclosure Schedule, since January 1, 2025, the Company has operated, in all material respects, in the ordinary course of business consistent with past practice, and there has not been any Material Adverse Effect. Without limiting the foregoing, from January 1, 2025 through the date hereof, the Company has not, in each case in a manner material to the Company, taken any of the following actions: (i) accelerated, suspended, terminated, modified or canceled any Material Contract (or series of related Material Contracts) outside the ordinary course of business consistent with past practices; (ii) permitted any liens or encumbrances to be imposed on any assets of the Company other than Permitted Exceptions, statutory liens for current Taxes not yet due and payable, or liens that will be released at or prior to Closing; (iii) made any capital expenditure (or series of related capital expenditures) outside the ordinary course of business consistent with past practices; (iv) made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person (or series of related capital investments, loans and acquisitions) outside the ordinary course of business consistent with past practices or acquire (by merger, exchange, consolidation, acquisition of equity or assets or otherwise) any Person; Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

20 (v) issued any note, bond or other debt security, or create, incur, assume or guarantee any indebtedness for borrowed money (including advances on existing credit facilities); (vi) delayed, postponed, or accelerated the payment of accounts payable or other liabilities or the receipt of any accounts receivable, in each case outside the ordinary course of business consistent with past practice or in an amount not material to the Company; (vii) settled, canceled, waived or released any right or claim (or series of related rights or claims) for consideration in excess of $100,000 in the aggregate or that imposes any material non-monetary obligation on the Company after Closing; (viii) made or authorized any change in the corporate documents of the Company or legal form of entity or ownership structure of the Company; (ix) (i) made or changed any material election with respect to Taxes outside the ordinary course of filing Tax Returns, (ii) settled or compromised any material Tax audit, claim, or assessment, (iii) filed any material amendment to a Tax Return, (iv) entered into any Tax allocation, sharing or indemnity agreement (other than agreements entered into in the ordinary course that are not primarily related to Taxes), (v) surrendered any material right to claim a refund of Taxes, or (vi) consented to any material extension or waiver with respect to any Tax claim, assessment, or liability, in each case other than as required by Law or in the ordinary course of filing Tax Returns; (x) issued, sold, or otherwise disposed of any of membership interests of the Company or granted any options, warrants or other rights to purchase or obtained (including upon conversion, exchange or exercise) any of the membership interests of the Company; (xi) declared, set aside or paid any dividend or made any distribution with respect to the membership interests of the Company, or redeemed, purchased or otherwise acquired any of the membership interests of the Company, other than distributions to members in the ordinary course consistent with past practice, or split, combine or reclassified any outstanding shares of membership interests of the Company; (xii) discharged or satisfied any lien or encumbrance or paid any liability other than (A) current liabilities incurred in the ordinary course of business consistent with past practice, (B) liabilities required to be paid under written contracts disclosed to Buyer, or (C) liens that will be released at or prior to Closing; or (xiii) committed to take any of the actions described in this Section 6.01(s). Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

21 (t) The Company does not, and has not ever, owned any intellectual property, including patents, trademarks, service marks, trade names, service names, brand names, trade dress rights, logos, internet domain names, corporate names, copy rights or general intangibles of a like nature, or any rights to any intellectual property. (u) The Company does not have, and has never had, any employees, whether full-time, part-time, temporary, leased, or otherwise. The Company is not, and has never been, a party to or bound by any employment agreement, collective bargaining agreement, independent contractor agreement, consulting agreement or any other agreement that would constitute or give rise to an employment relationship under applicable Law. The Company has no, and has never had any, liability, obligation, or commitment (whether accrued, contingent, direct, indirect, or otherwise) relating to or arising out of (i) wages, salaries, bonuses, commissions, or other compensation; (ii) employee benefits or benefit plans of any kind, including pension, retirement, health, welfare, vacation, severance, or incentive plans; (iii) payroll or any other employment related Taxes; (iv) workers’ compensation claims or benefits; (v) employee misclassification or co-employment; or (vi) any other matter relating to or arising from any current or former employee, applicant, leased work, intern, volunteer, or other individual providing services to the Company. (v) Seller Group is not, and shall not become, a person or entity with whom United States persons or entities are restricted or prohibited from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not engaged in and shall not engage in any dealings or transactions or be otherwise associated with such persons or entities. (w) Except as disclosed in Section 6.01(w) of the Disclosure Schedule, there are no (i) outstanding payables, receivables, loans, advances or other similar accounts or contracts between the Company, on the one hand, and/or any Seller Group entity and/or any other Person controlled by a Seller Group entity, on the other hand, or (ii) contracts between any Seller Group entity and the Company. (x) Neither the Company nor any Seller Group entity are a party to or in any way obligated, and there are no outstanding claims against the Company or any Seller Group entity, for the payment of any broker’s or finder’s fee in connection with the origin, negotiation, execution or performance of this Agreement. (y) The Company has good and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions. The Real Property has not been assigned or conveyed to any third party, and, to Seller Group’s Knowledge, no Person (other than Buyer pursuant to this Agreement) has any written option, right of first refusal, right of first offer or other contractual right to acquire the Real Property or any interest therein. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

22 (z) There are no Leases currently in effect with respect to the Real Property and there are no persons leasing, using or occupying the Real Property or any part thereof, in each case other than (a) temporary access, license, or similar arrangements terminable without penalty on not more than thirty (30) days’ notice, and (b) rights of utility providers, easement holders or Governmental Authorities under the Permitted Exceptions. “Leases” as used in this Section 6.01 means all tenant leases, lease amendments, guarantees, exhibits, addenda, and riders thereto, and any other documents creating a possessory interest in the Real Property or Improvements with any persons leasing, using, or occupying the Real Property or any part thereof. (aa) The Company holds, and since its formation has held, all permits, licenses, approvals, consents, registrations, certificates, variances, exemptions, and authorizations (collectively, the “Permits”) required under applicable Law for the ownership and operation of the Company and its business as currently conducted. Section 6.01(aa) of the Disclosure Schedules sets forth a true, complete, and correct list of all Permits held by the Company, including the issuing Governmental Authority, permit number, and expiration date. All such Permits are valid, subsisting, and in full force and effect, and the Company is in compliance in all material respects with the terms and conditions thereof. The Company has not received any written notice from any Governmental Authority alleging any violation of, or default under, any such Permit or threatening revocation, suspension, cancellation, modification, or non-renewal of any such Permit. No event has occurred, and no circumstance exists, that would reasonably be expected to result in the revocation, suspension, cancellation, modification, or non-renewal of any such Permit or require the Company to obtain any Permit not listed in Section 6.01(aa) of the Disclosure Schedules for the continued operation of the business as presently conducted. (bb) “Knowledge” as used in Section 6.01 means the actual knowledge of, and any knowledge that would have been acquired by, Shannon McCall upon reasonable inquiry and investigation. Section 6.02 Buyer’s Representations and Warranties. Buyer represents and warrants to Seller Group that on and as of the date of this Agreement and on and as of the Closing Date, as follows: (a) Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of Delaware, and has the requisite power and authority to enter into this Agreement and the instruments referenced herein, and to consummate the Transactions. (b) The execution, delivery, and performance of this Agreement by Buyer and all agreements, instruments, and documents herein provided to be executed by Buyer on the Closing Date: (i) do not violate the corporate documents of Buyer, or any contract, agreement, commitment, lease, order, judgment, or decree to which Buyer is a party; and (ii) have been duly authorized by the resolution of the directors of Buyer and the appropriate and necessary action has been taken by such directors on the part of Buyer. The individuals executing this Agreement, and the instruments referenced herein on behalf of Buyer have the legal power, right, and actual authority to bind Buyer to the terms and Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

23 conditions hereof and thereof. This Agreement is valid and binding upon Buyer, subject to bankruptcy, reorganization, and other similar Laws affecting the enforcement of creditors’ rights generally. (c) There are no actions, suits, claims, investigations, or proceedings pending or, to Buyer’s knowledge, threatened against Buyer, at law or in equity, or before or by any Governmental Authority, which, individually or in the aggregate, would reasonably be expected to adversely affect the ability of Buyer to perform its obligations under this Agreement or to consummate the Transaction contemplated hereby. (d) Neither the execution, delivery, or performance of this Agreement, nor the consummation of the Transactions is prohibited by, or requires Buyer to obtain any consent, authorization, approval, or registration under any Law binding upon Buyer which has not been previously obtained. (e) Buyer is not a person or entity with whom United States persons or entities are restricted or prohibited from doing business under OFAC regulations (including those named on OFAC’s Specially Designated Nationals and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not engaged in and shall not engage in any dealings or transactions or be otherwise associated with such persons or entities. (f) Buyer has, and will have at the Closing, sufficient immediately available funds to pay the Purchase Price and any other amounts required to be paid by Buyer pursuant to this Agreement, and to consummate the Transactions contemplated hereby. Buyer’s obligations under this Agreement are not subject to any condition regarding Buyer’s ability to obtain financing or the availability of funds. Buyer acknowledges and agrees that under no circumstances shall the receipt or availability of any funds or financing by Buyer or any other financing or other transactions be a condition to any of Buyer’s obligations under this Agreement. (g) Buyer acknowledges and agrees that it has conducted its own independent review and analysis of the Company and its business, assets, condition, and operations as presented and disclosed by the Sellers in the “virtual data room” (the “Evaluation Materials”), and has formed an independent judgment based thereon. In entering into this Agreement, Buyer has relied solely upon its own investigation and analysis of the Evaluation Materials and upon the express representations and warranties of Seller Group set forth in ARTICLE VI. Buyer further acknowledges and agrees that none of Seller Group, the Company, or any of their respective officers, directors, managers, shareholders, partners, members, affiliates, employees, agents, counsel, or other representatives has made, or will be deemed to have made, any representation or warranty, express or implied, as to Seller Group, the Company, this Agreement, or the Transactions, except as expressly set forth in ARTICLE VI. Section 6.03 Bring Down Certificate. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

24 Each party shall deliver to the other party a Bring Down Certificate reaffirming the accuracy and truthfulness of each of such party’s representations and warranties in Section 6.01 and Section 6.02, as applicable (or, if any has ceased to be true, so indicating), in each case as though made on and as of the Closing Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for such inaccuracies as would not, individually or in the aggregate, have a Material Adverse Effect, and providing that such representations and warranties shall survive the Closing as provided in Sections 6.01 and 6.02, respectively. As used herein, “Material Adverse Effect” means any event, change, circumstance, effect, development, condition, occurrence, or state of facts that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on the business, assets, liabilities, financial condition, or results of operations of the Company, taken as a whole; provided, however, that none of the following, either alone or in combination, shall be deemed to constitute or be taken into account in determining whether a Material Adverse Effect has occurred: (a) changes in general economic, business, financial, or market conditions affecting the industry in which the Company operates, (b) changes in Law or in accounting principles or standards, (c) the announcement or pendency of the Transaction contemplated by this Agreement, (d) any action taken or omitted to be taken at the written request or with the written consent of Buyer, or (e) any acts of war, terrorism, or natural disasters. ARTICLE VII SELLER GROUP’S COVENANTS Section 7.01 Leases. During the period from the Effective Date until the Closing Date, Seller Group shall not: (a) Enter into any new Lease, submit or consider any proposal for a new Lease, or terminate, amend, or modify any Lease without Buyer’s prior written consent (except any Leases which are extended pursuant to the exercise by the tenant of an option in such Lease and such option is exercised between the date hereof and the Closing Date). (b) Enter into any new agreements with any brokers in connection with any prospective tenants for new leases from the date of this Agreement through the Closing Date, or earlier termination of this Agreement, without Buyer’s written consent and Buyer shall assume at the Closing all obligations under such agreements. There shall be no apportionment between Seller Group and Buyer of any commission payments arising under such agreements and originating from prospective tenants who after the Closing Date become tenants of the Real Property. Section 7.02 Maintenance and Repairs. During the period from the Effective Date until the Closing Date, Seller Group: (a) shall cause the Real Property, including the Improvements, to be maintained in substantially the same manner as prior to the date of this Agreement pursuant to Seller Group’s normal course of business; and (b) shall not cause or make any new improvements, alterations, or demolition to the Real Property. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

25 Section 7.03 Service Contracts. Following the Effective Date, Seller Group shall not enter into any new Service Contract which is not terminable on thirty (30) days’ prior notice without Buyer’s prior written consent, which may be withheld in Buyer’s sole discretion. ARTICLE VIII RELEASES; RISK OF LOSS Section 8.01 Company Release. Effective as of and conditioned upon the occurrence of the Closing, the Company, on behalf of itself and its controlled affiliates, legal representatives, successors and assigns (each, a “Company Releasor” and, collectively, “Company Releasors”), hereby releases, acquits and forever discharges, to the fullest extent permitted by applicable Law, Seller Group and its past, present or future officers, managers, directors, shareholders, partners, members, affiliates, employees, counsel, agents and other representatives (each a “Company Releasee”) of, from and against any and all claims which such Company Releasor ever had, now has or may have on or by reason of any matter, cause or thing whatsoever relating to ownership of the Membership Interests prior to the Closing. Each Company Releasor agrees not to and agrees to cause its respective controlled affiliates and subsidiaries not to assert any claim (other than Company Excluded Claims) against the Company Releasees. Notwithstanding the foregoing, each Company Releasor and its respective heirs, legal representatives, successors and assigns retain, and do not release, their rights and interests under or any agreement entered into pursuant to this Agreement (collectively, the “Company Excluded Claims”). Section 8.02 Risk of Loss. If prior to the Closing Date any portion of the Real Property shall be taken by condemnation or eminent domain or damaged or destroyed by fire or other casualty, neither party shall have the right to cancel this Agreement, except as otherwise provided in Section 3.02 or Section 8.03, as applicable, of this Agreement. If this Agreement is not terminated in strict accordance with such Section 3.02 or Section 8.03, as applicable, Buyer shall purchase the Membership Interests in accordance with this Agreement, and the Purchase Price shall not be reduced; provided, however, that Seller Group’s rights to any award resulting from such taking or any insurance proceeds resulting from such fire or other casualty shall be assigned by Seller Group to Buyer at the Closing. Buyer shall also receive a credit against the Purchase Price for any deductible applicable under any insurance policy (less any reasonable sums expended by Seller Group for repair or restoration through the Closing Date). Buyer and Seller Group hereby irrevocably waive the provision of any statute that provides for a different outcome or treatment in the event the Real Property shall be taken or damaged or destroyed by fire or other casualty, including, without limitation, the provisions of Texas Property Code §5.007. Section 8.03 Major Taking or Casualty. If prior to the Closing Date any portion of the Real Property shall be: (a) taken by any condemnation or eminent domain which permanently and materially impairs the current use of the Real Property; or (b) damaged or destroyed by fire or other casualty, then Buyer may terminate this Agreement by giving Seller Group and the Title Company written notice thereof (“Buyer’s Termination Notice”) within ten (10) days from the date Buyer receives written notice of any such taking, fire, or other casualty. Upon receipt of Buyer’s Termination Notice, the Title Company shall refund to Buyer the Deposit (less the Independent Consideration) and upon such refund being made, this Agreement shall terminate and Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

26 neither party shall have any further rights and/or obligations with respect to each other or this Agreement, except for any obligations that expressly survive termination of this Agreement. ARTICLE IX INDEMNITIES Section 9.01 Indemnification by Seller Group. (a) Following the Closing and subject to the express provisions of this ARTICLE IX, Seller Group agrees to indemnify, defend and hold harmless Buyer, its affiliates, and the officers, directors, managers, shareholders, members, partners, employees, agents and attorneys of Buyer and its affiliates (collectively, the “Buyer Indemnified Parties”) from and against losses actually incurred and paid by a Buyer Indemnified Party, in each case net of amounts described in Section 9.04, arising from or related to: (i) any breach of any representation or warranty of Seller Group or the Company expressly set forth in Section 6.01 in each case as qualified by the Disclosure Schedule; (ii) any breach by Seller Group of any of its covenants, obligations or agreements expressly contained in this Agreement or any agreement contemplated in connection with the Transactions hereunder that are to be performed by Seller Group post-Closing; (iii) Indemnified Taxes, solely to the extent arising from Pre-Closing Tax Periods and allocated to the Pre-Closing portion of any Straddle Period in accordance with this Agreement; or (iv) liabilities of the Company existing or arising on or prior to the Closing Date. (b) Certain Limitations. (i) Notwithstanding any provision to the contrary, for purposes of Section 9.01(a)(i), the determination of the amount of losses in respect of any breach of a representation or warranty (but not for purposes of determining any breach) shall be made as if such representation and warranty had not contained any limitation or qualification as to materiality, Material Adverse Effect, or similar language set forth in such representation or warranty or in the Disclosure Schedule. (ii) The representations and warranties of Seller Group and the Company contained in this Agreement shall survive the Closing until the 12-month anniversary of the Closing Date; provided, however, that the representations and warranties made pursuant to (A) Section 6.01(a), (b), (c), (d), (e), (k), (x) and (y) shall survive for a period of five (5) years after the Closing Date and (B) Section 6.01(g), (q), (r), (v) and (w) shall survive sixty (60) days following the expiration of the relevant statute of limitations (Section 6.01(a), (b), (c), (d), (e), (g), (k), (q), Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

27 (v), (x), (w) and (y) collectively referred to as the “Fundamental Representations”). No investigation by or on behalf of Buyer or any knowledge of Buyer (pre‑ or post‑Effective Date or pre‑Closing) shall affect Buyer’s ability to bring a claim for breach of any representation or warranty that survives pursuant to this Section 9.01(b)(ii); provided, however, that Buyer shall not be entitled to indemnification for any breach of a representation or warranty to the extent Buyer had actual knowledge of such breach as of the Closing. If written notice of a claim that sets forth in reasonable detail the facts that Buyer believes, in good faith, constitute a reasonable basis for indemnification has been given prior to the expiration of the applicable survival period by Buyer to Seller Group, then the relevant representations and warranties shall survive as to such claim until such claim has been finally resolved. All covenants and agreements that by their terms are to be performed after the Closing shall survive in accordance with their terms; all other covenants and agreements shall survive for 12 months following the Closing Date. (iii) Except for losses relating to breaches of Fundamental Representations and losses arising as a result of Fraud, the Seller Group will not have any obligation to indemnify the Buyer Indemnified Parties with respect to losses pursuant to Section 9.01(a)(i) unless and until the Buyer Indemnified Parties have suffered aggregate losses in excess of $5,000,000 (the “Basket”), in which event Seller Group shall be liable only for losses in excess of the Basket. (iv) Notwithstanding any provision of this Agreement to the contrary: (A) except for losses relating to breaches of Fundamental Representations and losses arising as a result of Fraud, the aggregate indemnification obligations of Seller Group with respect to losses pursuant to Section 9.01(a)(i) shall not exceed $25,000,000 (the “Cap”); and (B) except for losses arising as a result of Fraud, in no event shall the aggregate liability of Seller Group with respect to any and all losses pursuant to Section 9.01(a)(i) or Section 9.01(a)(ii) exceed the Purchase Price. (v) For purposes of this ARTICLE IX, “Fraud” means actual and intentional common law fraud with scienter by a Person in the making of the representations and warranties set forth in this Agreement, with the specific intent to deceive the other party, as determined by a final, non‑appealable judgment of a court of competent jurisdiction, and solely by the Person(s) whose title or name is expressly set forth in the signature pages hereto as having executed this Agreement on behalf of Seller Group or the Company, and no other theory or type of fraud or any imputed or vicarious liability shall apply. (vi) Notwithstanding anything herein to the contrary, in no event shall Seller Group be liable for any special, exemplary, punitive, incidental, indirect, consequential or speculative damages, or any diminution in value, multiple‑of‑earnings or similar valuation‑based damages, except to the extent such damages are actually awarded and paid to a third party in connection with a Third Party Claim. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

28 (vii) No individual claim (or series of related claims arising out of substantially the same facts, events or circumstances) for losses shall be brought unless the losses with respect to such claim exceed $250,000. Section 9.02 Indemnification by Buyer. Following the Closing and subject to the express provisions of this ARTICLE IX, Buyer agrees to indemnify, defend and hold harmless Seller Group, their affiliates, and the respective officers, directors, managers, shareholders, members, partners, employees, agents and attorneys of Seller Group and its affiliates (collectively, the “Seller Indemnified Parties”) from and against losses actually incurred and paid by a Seller Indemnified Party, in each case net of amounts described in Section 9.04, arising from or related to: (a) any inaccuracy or breach of any representation or warranty made by Buyer in Section 6.02; (b) any breach by Buyer of any of its covenants, obligations and agreements contained in this Agreement; or (c) liabilities of the Company first arising or first occurring after the Closing Date (other than as described in Section 9.01(a) of this Agreement). Section 9.03 Third Party Claims. The Buyer Indemnified Parties or the Seller Indemnified Parties, as the case may be, making a claim for indemnification under Section 9.01 or Section 9.02 shall be, for the purposes of this Agreement, referred to as the “Indemnified Party” and the party or parties against whom such claims are asserted under this ARTICLE IX shall be, for the purposes of this Agreement, referred to as the “Indemnifying Party.” All claims by any Indemnified Party under this ARTICLE IX shall be asserted and resolved as follows: (a) Notice. If (i) any claim is asserted or instituted by any person other than Buyer or Seller Group or their respective affiliates that could give rise to losses for which an Indemnifying Party could be liable to an Indemnified Party under this Agreement (a “Third Party Claim”), or (ii) any Indemnified Party under this Agreement shall have a claim to be indemnified by any Indemnifying Party under this Agreement that does not involve a Third Party Claim (a “Direct Claim”), the Indemnified Party shall promptly send to the Indemnifying Party a written notice specifying the nature of such claim and the amount or estimated amount thereof if known (a “Claim Notice”); provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this ARTICLE IX except to the extent that the Indemnifying Party is actually and materially prejudiced by such failure. In the event of a Direct Claim, the Indemnifying Party shall notify the Indemnified Party within 60 Business Days of receipt of a Claim Notice whether or not the Indemnifying Party disputes such claim. If no such notification is delivered within 60 Business Days of receipt of a Claim Notice, then the Indemnifying Party shall be deemed to have disputed the Direct Claim in its entirety. (b) Right to Contest Third Party Claims. In the event of a Third Party Claim, if, within 10 Business Days following its receipt of a Claim Notice with respect to such Third Party Claim, the Indemnifying Party provides notice of its intent to assume the Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

29 defense of such Third Party Claim, the Indemnifying Party shall be entitled to appoint counsel of the Indemnifying Party’s choice, reasonably acceptable to the Indemnified Party (such acceptance not to be unreasonably withheld, conditioned or delayed), at the expense of the Indemnifying Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in connection with such claim (in which case the Indemnifying Party shall not be responsible for the fees and expenses of any separate counsel retained by any Indemnified Party except as set forth below). Notwithstanding an Indemnifying Party’s election to appoint counsel to represent an Indemnified Party in connection with a Third Party Claim, an Indemnified Party shall have the right to employ separate counsel to participate (but not control) in the defense of such Third Party Claim, and the Indemnifying Party shall bear the reasonable fees, costs and expenses of such separate counsel only if (i) upon advice of the Indemnified Party’s counsel, there exists a conflict of interest that, under applicable principles of legal ethics, would prohibit a single legal counsel from representing both the Indemnified Party and the Indemnifying Party in such claim, or (ii) the Indemnifying Party has failed to prosecute or defend vigorously such claim. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any claim that the Indemnifying Party defends, including by making any counterclaim against the Person asserting the Third Party Claim, or any cross‑complaint against any Person, in each case to the extent related to the Third Party Claim. If the Indemnifying Party contests its obligation to indemnify the Indemnified Party hereunder, the Indemnified Party shall be entitled to defend the Third Party Claim in its sole discretion with counsel of its choice and at the sole cost and expense of the Indemnifying Party to the extent the Indemnifying Party is finally determined to be liable for such indemnification obligations. Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to conduct and control the defense of the Third Party Claim if such claim, based on the remedy sought, would reasonably be expected to result in criminal liability of, or non‑monetary injunctive or equitable relief against, the Indemnified Party. (c) Settlement. No Third Party Claim may be settled or compromised by the Indemnifying Party without the prior written consent of the Indemnified Party (not to be unreasonably withheld, conditioned, or delayed); provided that no such consent shall be required if the settlement (i) provides for the payment of money damages only, which shall be paid in full by the Indemnifying Party, (ii) includes a full and unconditional release of the Indemnified Party from all liability with respect to such Third Party Claim, and (iii) does not include any admission of wrongdoing by the Indemnified Party or impose any non‑monetary obligations on the Indemnified Party. Section 9.04 Determination of Claim Amount. All indemnification payments payable by an Indemnifying Party hereunder shall be reduced by (a) the amount of insurance proceeds (after deducting related costs and expenses, including any deductible amount and any resultant increase in insurance premiums) actually received by the Indemnified Party as a result of the losses for which such Indemnified Party is seeking indemnification, and (b) any other indemnity, reimbursement arrangement or contract pursuant to or under which such Indemnified Party or its affiliates is a party or has rights. If, at any time subsequent to an Indemnified Party receiving an indemnity payment for a claim under this ARTICLE IX, the Indemnified Party receives payment Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

30 directly in respect of the claim underlying such losses through recovery, settlement or payment by or against another Person, the amount of such payment, less any costs, expenses or premiums incurred directly in connection therewith, will promptly be repaid by the Indemnified Party to the Indemnifying Party, but not in excess of the sum of (i) any amount previously paid by the Indemnifying Party to or on behalf of the Indemnified Party in respect of such matter and (ii) any amount expended by the Indemnifying Party in pursuing or defending any claim arising out of such matter. The parties shall, and shall cause each of their respective Indemnified Parties, to use commercially reasonable efforts to mitigate any losses associated with a claim under this ARTICLE IX. Buyer shall not be entitled to be indemnified more than once for the same loss. Section 9.05 Adjustment to Purchase Price. All indemnification payments made pursuant to this ARTICLE IX will be treated as an adjustment to the Purchase Price for all purposes unless otherwise required by applicable Law. Section 9.06 No Setoff. Buyer shall have no right of setoff, deduction or withholding against any amounts due to any member of Seller Group or their affiliates pursuant to this Agreement or any other Transaction-related document, except as expressly provided herein or as required by applicable Law Section 9.07 Exclusive Remedy. Except: (a) for equitable relief, to which any party hereto may be entitled pursuant to Section 14.15; (b) for losses resulting from or arising out of Fraud (as defined in Section 9.01(b)(v)); and (c) as otherwise expressly provided in this Agreement, each party acknowledges and agrees, for itself and its respective Indemnified Parties, that after the Closing the indemnification provided in this Agreement shall be the sole and exclusive remedy for any and all claims for any breach of this Agreement, regardless of the legal theory under which such liability or obligation may be sought to be imposed, in contract or tort, at law or at equity. The rights and remedies of the parties to this Agreement are cumulative and not alternative, provided that no party shall be entitled to duplicative recoveries in respect of the same facts, events or circumstances. ARTICLE X NOTICES Section 10.01 Delivery of Notices. Unless specifically stated otherwise in this Agreement, all notices, demands, consents, approvals, waivers, or other communications (for purposes of this Section 10.01 collectively referred to as “Notices”) shall be in writing and delivered to Buyer, Seller Group, or Title Company, at the addresses set forth in Section 10.02, by one of the following methods: (i) personal delivery, whereby delivery is deemed to have occurred at the time of delivery; (ii) overnight delivery by a nationally or regionally recognized overnight courier company, whereby delivery is deemed to have occurred the Business Day following deposit with the courier; (iii) registered or certified mail, postage-prepaid, return receipt requested, whereby delivery is deemed to have occurred on the third Business Day following deposit with the United States Postal Service; or (iv) electronic transmission (email) provided that the transmission is completed no later than 5:00 p.m. Central Time on a Business Day and the original also is sent by personal delivery, overnight delivery or by mail in the manner previously described, whereby Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

31 delivery is deemed to have occurred at the end of the Business Day on which electronic transmission is completed. Section 10.02 Parties Addresses. (a) Unless changed in accordance with Section 10.02(b) of this Agreement, the addresses for all communications and notices shall be as follows: If to Seller Group: McCall Family Limited Partnership 146 Payne Street Dallas, TX 75207 Attn: Shannon McCall Email: smccall@teliospc.com With a copy to (which shall not constitute notice): Duane Morris LLP 30 South 17th Street Philadelphia, PA 19103-4196 Attn: Darrick Mix Email: dmix@duanemorris.com If to Buyer: Core Scientific, Inc. 701 Brickell Avenue, Suite 2500 Miami, FL 33131 Attn: General Counsel Email: legal@corescientic.com With a copy to (which shall not constitute notice): Morgan, Lewis & Bockius LLP 1000 Louisiana Street, Suite 4000 Houston, TX 77002 Attn: Humberto Padilla Gonzalez Email: humberto.padilla@morganlewis.com (b) Any party may, by notice given in accordance with this ARTICLE X, designate a different address or person for receipt of all communications or notices. (c) Any notice under this Agreement may be given by the attorneys of the respective parties who are hereby authorized to do so on their behalf. ARTICLE XI REMEDIES Section 11.01 Remedies. (a) Buyer Default. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

32 (i) If Buyer shall default in the observance or performance of Buyer’s obligations under this Agreement and the Closing does not occur by the Required Closing Date as a result thereof (a “Buyer Default”), then, as Seller Group’s sole and exclusive remedy for Buyer’s failure to close the Transaction, Seller Group shall be entitled to retain the Deposit, together with all interest earned thereon (collectively, the “Liquidated Damages”), as liquidated damages for such Buyer Default. Upon disbursement of the Liquidated Damages to Seller Group, this Agreement shall terminate, and the parties shall be released from further liability to each other hereunder, except for those obligations and liabilities that are expressly stated to survive termination of this Agreement. SELLER GROUP AND BUYER AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE DAMAGES WHICH SELLER GROUP MAY SUFFER UPON A BUYER DEFAULT AND THAT THE DEPOSIT AND ANY INTEREST EARNED THEREON, AS THE CASE MAY BE, REPRESENTS A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT THAT SELLER GROUP WOULD SUFFER UPON A BUYER DEFAULT. SUCH LIQUIDATED AND AGREED DAMAGES ARE NOT INTENDED AS A FORFEITURE OR A PENALTY WITHIN THE MEANING OF APPLICABLE LAW. (ii) Notwithstanding the foregoing, the limitation of Seller Group’s remedies to the Liquidated Damages shall apply only to claims arising out of Buyer’s failure to consummate the Closing, and shall not limit, waive, or impair Seller Group’s rights or remedies with respect to: (A) Buyer’s fraud or intentional misrepresentation; (B) Buyer’s willful or bad‑faith breach of any covenant or obligation that by its terms expressly survives termination or Closing; (C) claims for injunctive or other equitable relief to enforce surviving or independent covenants; and (D) recovery of Seller Group’s actual damages for physical injury to, or contamination of, the Real Property, the filing of mechanics’ or other liens caused by Buyer or its representatives, or failure by Buyer to remove hazardous materials introduced to the Real Property by Buyer or its representatives. The foregoing carve‑outs shall survive termination. For clarity, Seller Group may draw upon or receive the Deposit as Liquidated Damages without the necessity of proving actual damages and without prejudice to Seller Group’s rights in the foregoing carve‑out categories. (b) Seller Group Default. (i) If Seller Group defaults in the performance of Seller Group’s obligations to be performed under this Agreement and the Closing does not occur as a result thereof (a “Seller Group Default”), then Buyer’s sole and exclusive remedy shall be to either: (i) terminate this Agreement by delivery of written notice to Seller Group and the Title Company, and Title Company or Seller Group, as applicable, shall return the Deposit (less the Independent Consideration) to Buyer, with the interest earned thereon, if any, whereupon this Agreement shall terminate and neither party shall have any further rights or obligations with respect to each other or this Agreement, except those that are expressly provided in this Agreement Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

33 to survive the termination hereof; or (ii) continue this Agreement and seek specific performance of Seller Group’s obligations hereunder. (ii) Notwithstanding the foregoing, if Seller Group willfully default in its obligation to close the Transaction on the Closing Date in breach of this Agreement and specific performance shall not be a legally available remedy to Buyer as a result thereof, then Buyer shall: (A) have the right to receive a return of the Deposit (but not the Independent Consideration); and (B) be entitled to (and Seller Group shall reimburse Buyer for) Buyer’s Costs (which reimbursement obligation shall survive the termination of this Agreement). The term “Buyer’s Costs” is defined for the purpose of this Agreement as the expenses, if any, actually incurred, out‑of‑pocket, third‑party due diligence costs that are customarily documented and directly related to the Transaction, consisting solely of: (i) title examination, survey, and municipal searches, including the issuance of Buyer’s Title Commitment and any continuation thereof, without issuance of a title insurance policy; and (ii) fees paid to Buyer’s architect for preparing any plans and/or to Buyer’s engineer for preparing any environmental and engineering reports with respect to the Real Property. For the avoidance of doubt, Buyer’s Costs shall not include internal costs, overhead or allocation of salaries, financing costs, opportunity costs, or attorneys’ fees, court costs, or other litigation expenses, all of which are expressly waived. Buyer’s right to recover Buyer’s Costs shall be Buyer’s sole and exclusive monetary remedy for a Seller Group Default, and Buyer hereby waives any right to seek or recover punitive, special, indirect, consequential, speculative, or lost‑profit damages in all events.. (c) Upon the release of the Deposit, and any interest accrued thereon, to either Buyer or Seller Group, as the case may be, and reimbursement of Buyer’s Costs (if applicable), this Agreement shall be deemed null and void and no party hereto shall have any obligations to, or rights against, the other hereunder, except as expressly provided herein. (d) in this Agreement, whether express or implied, and regardless of whether the Transaction contemplated hereby are consummated or this Agreement is terminated for any reason, the total aggregate liability of Seller Group, its affiliates, and their respective officers, directors, managers, members, partners, employees, agents, and representatives, for any and all claims, losses, damages, liabilities, costs, or expenses (including attorneys’ fees) arising out of or relating to this Agreement or the Transaction contemplated hereby or thereby, whether based on contract, tort, strict liability, or otherwise, shall in no event exceed, in the aggregate, an amount equal to five percent (5%) of the Purchase Price actually paid to Seller Group pursuant to this Agreement; provided, however, that in the event of fraud or willful misconduct by Seller Group, the aggregate liability shall in no event exceed an amount equal to fifty percent (50%) of the Purchase Price actually paid to Seller Group pursuant to this Agreement. (e) In no event shall Seller Group, its affiliates, or any of their respective officers, directors, managers, members, partners, employees, agents, or representatives be liable to Buyer, the Company, or any of their respective affiliates, representatives, Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

34 successors, or assigns for any punitive, special, indirect, consequential, exemplary, or incidental damages, including, without limitation, loss of future revenue, income or profits, diminution of value, or loss of business reputation or opportunity, arising out of or relating to any breach or alleged breach of this Agreement or otherwise in connection with the Transaction contemplated hereby, whether or not Seller Group has been advised of the possibility of such damages. ARTICLE XII CONFIDENTIALITY Section 12.01 Confidentiality. Each party covenants and agrees not to communicate: (a) the terms or any aspect of this Agreement and the Transactions; and (b) the content of any and all information in respect of the Company which is supplied by either party (collectively, the “Confidential Information”) to any person or entity, without the express written consent of such party; provided, however, that a party may, without consent, disclose the Confidential Information: (i) to its respective advisors, consultants, attorneys, accountants, partners, investors, and lenders, to the extent the foregoing have a need to know such Confidential Information (the “Transaction Parties”) without the express written consent of the disclosing party, so long as any such Transaction Parties to whom disclosure is made shall also agree to keep all such information confidential in accordance with the terms hereof; and (ii) if disclosure is required by Law or by regulatory or judicial process or pursuant to any regulations promulgated by NASDAQ or other public exchange for the sale and purchase of securities, provided that in such event the disclosing party shall notify the other party in writing of such required disclosure, shall exercise all commercially reasonable efforts to preserve the confidentiality of the Confidential Information, including, without limitation, reasonably cooperating with the other party to obtain an appropriate order or other reliable assurance that confidential treatment shall be accorded such Confidential Information by such tribunal and shall disclose only that portion of the Confidential Information which it is legally required to disclose. The foregoing confidentiality obligations shall not apply to the extent that any such Confidential Information is a matter of public record or is provided in other sources readily available to the real estate industry other than as a result of disclosure by a party or its Transaction Parties, is in the possession of the Transactions Parties on a non- confidential basis prior to disclosure hereunder, or is received by the Transaction Parties from a third party without an obligation of confidentiality owed to the other party. Each party shall indemnify, defend, and hold the other party harmless from, any and all claims, losses, damages, liabilities, and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) arising in connection with such party’s obligations under this Section 12.01 and/or the disclosure of any Confidential Information by such party and/or by such party’s Transaction Parties in violation of this Section 12.01. Section 12.02 Return or Destruction of Confidential Information. As of the Closing Date or in the event of a termination of this Agreement, if applicable, such confidentiality shall be maintained by the parties and all Confidential Information in accordance with the written request of either party shall be either promptly: (i) returned to the disclosing party; or (ii) destroyed by the nondisclosing party, with any such destruction confirmed in writing. Notwithstanding the foregoing, a party may retain (A) one archival copy of Confidential Information with its legal counsel solely for purposes of monitoring its obligations hereunder and complying with Law, and Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

35 (B) any electronic copies created as part of the receiving party’s routine data backup and archival practices, which shall remain subject to the confidentiality and non-use obligations set forth herein. Section 12.03 Survival. The provisions of this ARTICLE XII shall survive the Closing or earlier termination of this Agreement. ARTICLE XIII BROKERS; TAXES Section 13.01 Brokers. Buyer and Seller Group each represent and warrant to each other that they dealt with no broker in connection with, nor has any broker had any part in bringing about, this Transaction. Seller Group and Buyer shall each indemnify, defend, and hold harmless the other from and against any claim of any other broker or other person for any brokerage commissions, finder’s fees, or other compensation in connection with this Transaction if such claim is based in whole or in part by, through, or on account of, any acts of the indemnifying party or its agents, employees, or representatives and from all losses, liabilities, costs, and expenses in connection with such claim, including without limitation, reasonable attorneys’ fees, court costs, and interest. The provisions of this ARTICLE XIII shall survive the Closing or the termination of this Agreement prior to the Closing. Section 13.02 Tax Treatment and Withholding Rights. (a) The parties agree that, prior to the Deposit release, the tax owner of the Deposit is Buyer. (b) The parties acknowledge and agree that, for U.S. federal (and applicable state and local) income Tax purposes, the purchase and sale of the Company shall be treated as a taxable sale of the assets of the Company (the “Intended Tax Treatment”). None of the parties (or their respective affiliates) shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with the Intended Tax Treatment except to the extent otherwise required by applicable law. (c) The Buyer (or, if applicable, the Company) shall be entitled to deduct and withhold from any amounts payable to the Seller Group under this Agreement such amounts as the Buyer (or, if applicable, the Company) is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of applicable Tax law and shall timely remit to the appropriate Taxing Authority any and all amounts so deducted or withheld. Any amounts withheld pursuant to this Section 13.02(c) shall be treated for all purposes of this Agreement as having been paid to the applicable member of the Seller Group. Section 13.03 Cooperation. The parties shall reasonably cooperate, as and to the extent reasonably requested by any other party, filing of Tax Returns pursuant to this Section 13.03 and any audit, litigation or other proceeding with respect to Taxes. The Company shall retain all books and records with respect to Tax matters pertaining to the Company relating to any Pre-Closing Tax Period until the earlier of six (6) years or the expiration of any applicable statute of limitations and shall abide by all record retention agreements entered into with any Governmental Authority. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

36 Section 13.04 Straddle Periods. In the case of any Straddle Period, the determination of the amount of any Taxes based on or measured by income, receipts, or payroll attributable to the Pre-Closing Tax Period shall be made by assuming that the Straddle Period consisted of two taxable years or periods, one that ended at the close of the Closing Date and the other that began at the beginning of the day following the Closing Date. Exemptions, allowances or deductions that are calculated on an annual basis, such as depreciation deductions, shall be apportioned between such two taxable years or periods ratably, on a daily basis. The determination of the amount of any other Taxes for a Straddle Period that relates to the Pre-Closing Tax Period shall be made by multiplying the amount of such Tax for the entire taxable period by a fraction the numerator of which is the number of days in the taxable period ending on and including the Closing Date and the denominator of which is the total number of days in such Straddle Period. Notwithstanding anything to the contrary in this Agreement, all Tax Accrual Amounts shall be treated as a Tax liability for the Pre-Closing Tax Period. Section 13.05 Purchase Price Allocation. Within sixty (60) days after Closing, Buyer shall provide to Seller Group an allocation of the Purchase Price for the Membership Interests (determined for Tax purposes) among the assets of the Company (the “Allocation Schedule”). The Allocation Schedule shall be prepared in accordance with the principles of Section 1060 of the Code (and applicable Law) and Section 13.05 of the Disclosure Schedule. The parties shall make appropriate adjustments to the Allocation Schedule from time to time following the Closing in a manner consistent with Section 13.05 of the Disclosure Schedule in connection with any adjustments to the Purchase Price (as determined for Tax purposes). The Buyer, the Company, the Seller Group and their respective affiliates shall report, act and file all required Tax Returns (including IRS Form 8594) in all respects and for all purposes consistent with such Allocation Schedule (as finalized). None of the Buyer, the Company or the Seller Group shall take any position (whether in audits, Tax Returns or otherwise) that is inconsistent with such Allocation Schedule unless required to do so by applicable Law. Section 13.06 [Intentionally Omitted]. Section 13.07 Certain Definitions. As used herein, “Indemnified Taxes” shall mean (i) all Taxes (or the non-payment thereof) of or with respect to the Company for all Pre-Closing Tax Periods, including all Tax Accrual Amounts, (ii) all Taxes of any member of an affiliated, combined or unitary group of which the Company is or was a member on or prior to the Closing Date, including pursuant to Treasury Regulations Section 1.1502-6 or any analogous or similar state, local or non-U.S. Law, (iii) any Taxes of any Person other than the Company for which the Company is or becomes liable as a successor, transferee in equity or in law, in each case which arises from a transaction or event occurring before the Closing, or by contract entered into before the Closing, (iv) all Taxes of the Seller Group or its direct or indirect owners for any Tax period, (v) withholding Taxes, estimated Taxes, “specified income tax payments”, or composite or similar Taxes, in each case required to be paid by the Company on account of its or the current or former members on income that is or otherwise would be required to be allocated to the current or former members of the Company and (vi) transfer Taxes for which Seller Group is responsible, in each of the above cases, together with any out-of-pocket fees and expenses (including reasonable attorneys’ and accountants’ fees) incurred in connection therewith, provided that clauses (i) - (vi) shall not include any Taxes taken into account in the calculation of the Purchase Price; “Pre- Closing Tax Period” shall mean any Tax period ending on or before the Closing Date and that Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

37 portion of any Straddle Period ending on the Closing Date; “Tax Returns” shall mean any report, statement, election, notice, disclosure, report, claim for refund, schedule, form, return (including any information return), declaration, administrative adjustment request or other document or filing filed or required to be filed with any Governmental Authority with respect to Taxes, including any amendments thereof or attachments thereto; “Straddle Period” shall mean any Tax period beginning on or before and ending after the Closing Date; “Tax” (and, with correlative meaning, “Taxes”) shall mean any U.S. federal, state, local or non-U.S. tax, charge, duty, levy or other similar assessment, including income, gross receipts, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, property, personal property, sales, use, transfer, registration, escheat or unclaimed property obligation, value added, alternative or add-on minimum, estimated or other tax or similar charge of any kind whatsoever, imposed by any Governmental Authority, and including any interest, penalty or addition thereto. ARTICLE XIV MISCELLANEOUS Section 14.01 Governing Law. All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of Texas without giving effect to any choice or conflict of law provision or rule (whether of the State of Texas or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, documents delivered pursuant to this Agreement, or the Transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America or the courts of the State of Texas in each case located in the city of Dallas and county of Dallas, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute. Section 14.02 Merger; No Representations. This Agreement constitutes the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. This Agreement is entered into after full investigation, no party is relying upon any statement or representation, not set forth in this Agreement, made by any other party. Section 14.03 No Survival. Except as otherwise provided in this Agreement, no representations, warranties, covenants, or other obligations of Seller Group or Buyer set forth in this Agreement shall survive the Closing and no action based thereon shall be commenced after the Closing. Section 14.04 Business Days. Whenever any action must be taken (including the giving of notices) under this Agreement during a certain time period (or by a particular date) that ends or occurs on a non-Business Day, then such period (or date) shall be extended until the next succeeding Business Day. As used herein, the term “Business Day” shall mean any day other than a Saturday, a Sunday, or a legal holiday on which national banks are not open for general business in the State of Texas. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

38 Section 14.05 Modifications and Amendments. This Agreement cannot under any circumstance be modified or amended orally and no agreement shall be effective to waive, change, modify, terminate, or discharge this Agreement, in whole or in part, unless such agreement is in writing and is signed by both Seller Group and Buyer. Section 14.06 Successors and Assigns; Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs or successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder. Section 14.07 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect, invalidate, or render unenforceable any other term or provision of this Agreement. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible. Section 14.08 Further Assurances. Each of the parties hereto shall execute and deliver such additional documents, instruments, conveyances, and assurances and take such further actions as may be reasonably required to carry out the provisions of this Agreement and give effect to the Transactions. Section 14.09 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall together constitute but one and the same instrument. Section 14.10 Headings. The captions or paragraph titles contained in this Agreement are for convenience and reference only and shall not be deemed a part of the text of this Agreement. Section 14.11 No Waivers. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party providing the waiver. No waiver by either party of any failure or refusal to comply with any obligations under this Agreement shall be deemed a waiver of any other or subsequent failure or refusal to so comply. Section 14.12 No Offer. This Agreement shall not be deemed an offer or binding upon Seller Group or Buyer until this Agreement is fully executed and delivered by Seller Group and Buyer. Section 14.13 Waiver of Jury Trial. SELLER GROUP AND BUYER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY SUCH PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

39 Section 14.14 Time of the Essence. The parties hereto acknowledge and agree that, except as otherwise expressly provided in this Agreement, TIME IS OF THE ESSENCE for the performance of all actions (including, without limitation, the giving of Notices, the delivery of documents, and the funding of money) required or permitted to be taken under this Agreement. Whenever action must be taken (including, without limitation, the giving of Notice, the delivery of documents, or the funding of money) under this Agreement, prior to the expiration of, by no later than, or on a particular date, unless otherwise expressly provided in this Agreement, such action must be completed by 5:00 p.m. Central Time on such date. However, notwithstanding whenever action must be taken (including, without limitation, the giving of Notice, the delivery of documents, or the funding of money) under this Agreement prior to the expiration of, by no later than, or on a particular date that is not a Business Day, then such date shall be extended until the immediately following Business Day. Section 14.15 Specific Performance. Each of the parties hereto acknowledges and agrees that the subject matter of this Agreement, including the Company and the assets and properties of the Company, is unique and that the other party would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and that the remedies at Law would not be adequate to compensate such other parties not in default or in breach. Accordingly, each of the parties hereto agrees that the other party will be entitled to seek an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions of this Agreement in addition to any other remedy to which they may be entitled, at Law or in equity. The parties waive any defense that a remedy at Law is adequate and any requirement to post bond or provide similar security in connection with actions instituted for injunctive relief or specific performance of this Agreement. [remainder of page left intentionally blank; signature page follows] Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

[Signature Page to Membership Interest Purchase Agreement] IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above. BUYER: CORE SCIENTIFIC, INC. By: Name: Adam Sullivan Title: Chief Executive Officer SELLER GROUP: MCCALL FAMILY LIMITED PARTNERSHIP By MCCALL FAMILY GP, LLC, its general partner By: ___________________________ Name: Shannon McCall Title: President COMPANY: TELIOS QUINLAN ONE, LLC By: Name: Shannon McCall Title: President Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

[Signature Page to Membership Interest Purchase Agreement] TITLE COMPANY RECEIPT: The Title Company acknowledges receipt of this contract on __________________________(the Effective Date) and, upon receipt of the Deposit, accepts the Deposit subject to the terms and conditions in this Agreement. TITLE COMPANY: REPUBLIC TITLE OF TEXAS, INC. By: ______________________ Name: ___________________ Title: _____________________ Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

Schedule A Index of Defined Terms Term Section Agreement Preamble Allocation Schedule Section 13.05 Assumed Permits and Licenses Section 1.01(f) Assumed Warranties and Guaranties Section 1.01(g) Basket Section 9.01(b)(iii) Bring Down Certificate Section 4.02(b) Business Day Section 14.04 Buyer Preamble Buyer’s Costs Section 11.01(b)(i) Buyer Default Section 11.01(a)(i) Buyer Indemnified Parties Section 9.01(a) Buyer’s Representatives Section 3.04 Buyer’s Termination Notice Section 8.03 Cap Section 9.01(b)(iv) CERCLA Section 6.01(p)(i) Claim Notice Section 9.03(a) Closing Section 4.01 Closing Cash Payment Section 2.01(b) Closing Date Section 4.01 Code Section 4.02(a) Company Preamble Company Excluded Claims Section 8.01 Company Releasee Section 8.01 Company Releasor Section 8.01 Confidential Information Section 12.01 Deposit Section 2.01(a) Direct Claim Section 9.03(a) Due Diligence Delivery Date Section 3.01 Due Diligence Materials Section 3.01 Due Diligence Period Section 3.02 Effective Date Preamble Environmental Laws Section 6.01(p)(i) Evaluation Materials Section 6.02(g) Fundamental Representations Section 9.01(b)(ii) Governmental Authority Section 2.02 Hazardous Materials Section 6.01(p)(i) Improvements Section 1.01(b) Indemnified Party Section 9.03 Indemnifying Party Section 9.03 Indemnified Taxes Section 13.07 Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

Independent Consideration Section 2.02 Inspections Section 3.02 Intended Tax Treatment Section 13.02(b) Knowledge Section 6.01(bb) Land Section 1.01(a) Law Section 2.02 Lease Section 6.01(z) Liquidated Damages Section 11.01(a)(i) Mandatory Title Removal Items Section 5.04(b) Material Adverse Effect Section 6.03 Material Contracts Section 6.01(l) Membership Interests Recitals MFLP Preamble Notices Section 10.01 OFAC Section 6.01(v) Permitted Exceptions Section 5.02 Permits Section 6.01(aa) Person Section 6.01(e) Pre-Closing Tax Period Section 13.07 Purchase Price Section 2.01(b) Real Property Section 1.01(c) Required Closing Date Section 4.01 Seller Group Preamble Seller Group Default Section 11.01(b)(i) Seller Group’s Survey Section 5.02(b) Seller Indemnified Parties Section 9.02 Service Contracts Section 6.01(l)(i) Straddle Period Section 13.07 Surveys Section 1.01(h) Tax Section 13.07 Tax Returns Section 13.07 Tax Accrual Amounts Section 6.01(r)(xiii) Taxing Authority Section 6.01(r)(ii) Third Party Claim Section 9.03(a) Title Section 5.01 Title Commitment Section 5.03(a) Title Company Section 2.01(a) Title Insurance Policy Section 5.01 Title Objection Section 5.03(b) Title Objection Notice Section 5.03(b) Transaction Parties Section 12.01 Transactions Recitals Voluntary Liens Section 5.04(b) Wier Section 5.02(b) Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

EXHIBIT A Legal Description of the Land TRACT 1: BEING A TRACT OF LAND LOCATED IN THE JAMES HOBBS SURVEY, ABSTRACT No. 496, HUNT COUNTY, TEXAS. BEING ALL OF TWO TRACTS OF LAND DESCRIBED AS TRACT ONE AND TRACT TWO IN A DEED TO TELIOS QUINLAN ONE. LLC, RECORDED IN INSTRUMENT No. 2023-2939, OFFICIAL PUBLIC RECORDS, HUNT COUNTY, TEXAS (O.P.R.H.C.T.), AND TWO TRACTS OF LAND DESCRIBED AS TRACT ONE AND TRACT TWO IN A DEED TO TELIOS QUINLAN ONE, LLC, RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A-1/2” IRON ROD FOUND IN THE WEST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO MARK D SAMPLES AND JANET K SAMPLES RECORDED IN INSTRUMENT No. 2014-8620, O.P.R.H.C.T, AT THE INTERSECTION OF COUNTY ROAD 3307 (A PRESCRIPTIVE RIGHT-OF-WAY), WITH COUNTY ROAD 3508 (A PRESCRIPTIVE RIGHT-OF-WAY), BEING THE SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO LAGUNAS GAY LAVELLE RECORDED IN INSTRUMENT No. 2015-1192, O.P.R.H.C.T.: THENCE S 89⁰50’06” W, DEPARTING SAID COUNTY ROAD 3507, AND THE WEST LINE OF SAID SAMPLES TRACT, ALONG SAID COUNTY ROAD 3508, THE SOUTH LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND THE NORTH LINE OF SAID LAVELLE TRACT, AT A DISTANCE OF 436.46 FEET PASSING A-1/2” IRON ROD FOUND (CAP DESTROYED), BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940. O.P.R.H.C.T., AND THE SOUTHEAST CORNER OF TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AT A DISTANCE OF 872.46 FEET PASSING A-1/2” IRON ROD FOUND (BENT) (CAP DESTROYED) BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND THE SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT Ng. 2023- 2939, OP.R.H.C.T., AT A DISTANCE OF 1308.46 FEET PASSING A-1/2” IRON ROD FOUND (CAP DESTROYED) BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.CT., CONTINUING IN ALL A TOTAL DISTANCE OF 1744.45 FEET TO A-1/2” IRON ROD FOUND (BENT) FROM WHICH A-1/2” IRON ROD FOUND BEARS S 63⁰22’07” W, 23.88 FEET, FIRST SAID IRON ROD BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T.; Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

THENCE ALONG THE WEST LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AS FOLLOWS:

(1) N 01º28'34" W, A DISTANCE OF 1135.08 FEET TO A-3/8" IRON ROD FOUND BEING THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO RAYBURN COUNTRY ELECTRICAL COOPERATIVE INC RECORDED IN INSTRUMENT No. 2016-12531, O.P.R.H.C.T., AND THE SOUTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO SERGIO CERON RECORDED IN INSTRUMENT No. 2015-1192, O.P.R.H.C.T.;

(2) N 05º23'16" E, ALONG THE EAST UNE OF SAID CERON TRACT, A DISTANCE OF 111.77 FEET TO A-1/2" IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No 2023-2939, O.P.R.H.C.T., AND THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO TRAVIS O RAGSDALE AND CHELSEA N RAGSDALE RECORDED IN INSTRUMENT No. 2016-616, O.P.R.H.C.T.;

THENCE N 69º51'20" E, DEPARTING THE EAST UNE OF SAID CERON TRACT, ALONG THE NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2939. O.P.R.H.C.T., AND THE SOUTH LINE OF SAID RAGSDALE TRACT, AT A DISTANCE OF 449.00 FEET PASSING A-1/2" IRON ROD WITH A CAP STAMPED "HOLDER 5266" BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No 2023-2939. O.P.R.H.C.T., AND THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AT A DISTANCE OF 885.00 FEET PASSING A POINT FROM WHICH A-1/2" IRON ROD FOUND WITH A CAP STAMPED "HOLDER 5266" BEARS S 00º52' E. 1.9 FEET, SAID POINT BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., CONTINUING IN ALL A TOTAL DISTANCE 1321.00 FEET TO A-3/8" IRON ROD FOUND IN THE WEST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO KRISTIN R WYGANT AND MARSHALL WYGANT RECORDED IN INSTRUMENT No. 2019-6538. O.P.R.H.C.T., SAID IRON ROD BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940. O.P.R.H.C.T. AND THE SOUTHEAST CORNER OF SAID RAGSDALE TRACT;

THENCE S 00º24'42" E, ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T. AND THE WEST LINE OF SAID WYGANT TRACT, A DISTANCE OF 199.44 FEET TO A POINT BEING THE SOUTHWEST CORNER OF SAID WYGANT TRACT AND THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T.;

THENCE S 89º58'02" E, DEPARTING THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT TWO RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., ALONG THE

SOUTH LINE OF SAID WYGANT TRACT, AND THE NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., A DISTANCE OF 435.72 FEET TO A-1/2” IRON ROD FOUND IN SAID COUNTY ROAD 3507, THE WEST LINE OF SAID SAMPLES TRACT, AND FROM WHICH A-3/8” IRON ROD FOUND BEARS S 89⁰27’12” W, 28.64 FEET, SAID 1/2” IRON ROD BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND THE SOUTHEAST CORNER OF SAID WYGANT TRACT; THENCE S 00⁰16’35” E, ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., THE WEST LINE OF SAID NALLS TRACT, AND SAID COUNTY ROAD 2507, A DISTANCE OF 1044.62 FEET TO THE PLACE OF BEGINNING AND CONTAINING 48.241 ACRES (2,101,369 SQUARE FEET) OF LAND, MORE OR LESS. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

TRACT 2: BEING A TRACT OF LAND LOCATED IN THE JAMES HOBBS SURVEY. ABSTRACT No. 496, HUNT COUNTY, TEXAS, BEING ALL OF A TRACT OF LAND DESCRIBED IN A DEED TO TELIOS QUINLAN ONE, LLC, RECORDED IN INSTRUMENT No. 2020-02058, OFFICIAL PUBLIC RECORDS, HUNT COUNTY, TEXAS (O.P.R.H.C.T), AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A POINT IN COUNTY ROAD 3506 (A PRESCRIPTIVE RIGHT-OF-WAY). BEING IN THE EAST LINE OF A TRACT OF LAND CONVEYED TO JAMIE N. BIRD BY DEATH CERTIFICATE (PREVIOUS DEED RECORDED IN INSTRUMENT No. 2014-14665, O.P.R.H.C.T), BEING THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO SERGIO CERON RECORDED IN INSTRUMENT No. 2015-1192, O.P.R.H.C.T., FROM WHICH A 1/2’ IRON ROD FOUND WITH A CAP STAMPED “STOVALL” BEARS S 01⁰38’38” W, 655.76 FEET, SAID IRON ROD BEING IN THE SOUTH LINE OF SAID BIRD TRACT AND THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO CURTIS E. NALLS RECORDED IN VOLUME 441, PAGE 235, DEED RECORDS, HUNT COUNTY, TEXAS (D.R.H.C.T); THENCE N 89⁰70’04” E, DEPARTING SAID COUNTY ROAD 3506, AND THE EAST LINE OF SAID BIRD TRACT, ALONG THE NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT AND THE SOUTH LINE OF SAID CERON TRACT, AT A DISTANCE OF 24.88 FEET PASSING A-3/8” IRON ROD FOUND, CONTINUING IN ALL A TOTAL DISTANCE OF 1924.46 FEET TO A POINT, BEING THE MOST NORTHERLY NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO RAYBURN COUNTRY ELECTRICAL COOPERATIVE, INC., RECORDED IN INSTRUMENT No. 2016-12531., O.P.R.H.C.T. FROM WHICH A 3/8” IRON ROD FOUND BEARS N 89⁰10’04” E, A DISTANCE OF 81.17 FEET, SAID IRON ROD BEING THE NORTHEAST CORNER OF SAID RAYBURN COUNTRY ELECTRICAL COOPERATIVE TRACT; THENCE S 11⁰54’14” W, ALONG AN EAST LINE OF SAID TELIOS QUINLAN ONE TRACT AND THE WEST LINE OF SAID RAYBURN COUNTRY ELECTRICAL COOPERATIVE TRACT, A DISTANCE OF 584.09 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “KAZ”, BEING THE MOST EASTERLY SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO SCOTT WAYNE CUNNINGHAM RECORDED IN INSTRUMENT No. 2016-9989, O.P.R.H.C.T.; THENCE S 89⁰22’36” W, DEPARTING THE WEST LINE OF SAID RAYBURN COUNTRY ELECTRICAL COOPERATIVE TRACT, ALONG THE MOST EASTERLY SOUTH LINE OF SAID TELIOS QUINLAN ONE TRACT AND THE NORTH LINE OF SAID CUNNINGHAM TRACT, A DISTANCE OF 1199.68 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “KAZ”, BEING AN ELL CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE NORTHWEST CORNER OF SAID CUNNINGHAM TRACT; Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

THENCE S 00⁰37’18” E, ALONG THE MOST SOUTHERLY EAST LINE OF SAID TELIOS QUINLAN ONE TRACT AND THE WEST LINE OF SAID CUNNINGHAM TRACT, AT A DISTANCE OF 545.08 FEET PASSING A 1/2” IRON ROD FOUND WITH A CAP STAMPED “KAZ”, AND CONTINUING IN ALL A TOTAL DISTANCE OF 576.29 FEET TO A POINT IN THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO GWENA W. THOMASON, GAY W. LAGUNAS, LARIN Z. WALLACE, AND LOWELL W. WALLACE, RECORDED IN INSTRUMENT No. 2022-28234, O.P.R.H.C.T., AND IN COUNTY ROAD 3508 (A PRESCRIPTIVE RIGHT-OF-WAY), FROM WHICH A 1/2” IRON ROD FOUND (DISTURBED) BEARS N 06⁰41’ W, 1.3 FEET, SAID POINT BEING THE MOST SOUTHERLY SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE SOUTHWEST CORNER OF SAID CUNNINGHAM TRACT; THENCE S 89⁰24’55” W, ALONG SAID COUNTY ROAD 3508, THE NORTH LINE OF SAID THOMASON ET AL TRACT, AND THE MOST SOUTHERLY SOUTH LINE OF SAID TELIOS QUINLAN ONE TRACT, A DISTANCE OF 607.84 FEET TO A POINT AT THE INTERSECTION OF SAID COUNTY ROAD 3508 WITH SAID COUNTY ROAD 3506, SAID POINT BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT AND THE SOUTHEAST CORNER OF SAID NALLS TRACT; THENCE N 00⁰07’53’ W, ALONG THE WEST LINE OF SAID TELIOS QUINLAN ONE TRACT, THE EAST LINE OF SAID NALLS TRACT, AND THE EAST LINE OF SAID BIRD TRACT, A DISTANCE OF 1139.09 FEET TO THE PLACE OF BEGINNING AND CONTAINING 32.244 ACRES (1,404,531 SQUARE FEET) OF LAND, MORE OR LESS Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

TRACT 3: BEING A TRACT OF LAND LOCATED IN THE W.A.WOODS SURVEY, ABSTRACT No. 1148, AND THE MARY LATHAM SURVEY, ABSTRACT No. 597, HUNT COUNTY, TEXAS, BEING ALL OF A TRACT OF LAND DESCRIBED AS TRACT THREE IN A DEED TO TELIOS QUINLAN ONE, LLC, RECORDED IN INSTRUMENT No. 2023-2939, OFFICIAL PUBLIC RECORDS, HUNT COUNTY, TEXAS (O.P.R.H.C.T.), AND TWO TRACTS OF LAND DESCRIBED AS TRACT THREE IN A DEED TO TELIOS QUINLAN ONE, LLC, RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A MAG NAIL FOUND IN COUNTY ROAD 3508 (A PRESCRIPTIVE RIGHT-OF-WAY), AND THE EAST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO SIGNAL RANCH LP, RECORDED IN INSTRUMENT No. 2014-3777, O.P.R.H.C.T., BEING THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO GWENA ESTELLE THOMASON RECORDED IN INSTRUMENT No. 2022-28234, O.P.R.H.C.T.; THENCE N 89⁰55’27” E, DEPARTING SAID COUNTY ROAD 3508, AND THE EAST LINE OF SAID SIGNAL RANCH TRACT, ALONG THE NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE SOUTH LINE OF SAID THOMASON TRACT, A DISTANCE OF 2890.76 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER RPLS 5256” IN THE WEST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO GAY LAVELLE LAGUNAS RECORDED IN INSTRUMENT No. 2022-28235, O.P.R.H.C.T., SAID IRON ROD BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE SOUTHEAST CORNER OF SAID THAMSON TRACT; THENCE ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939. O.P.R.H.C.T., AS FOLLOWS: (1) S 00⁰57’24” E, ALONG THE WEST LINE OF SAID LAGUNAS TRAC, A DISTANCE OF 632.67 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER RPLS 5256” BEING THE SOUTHWEST CORNER OF SAID LAGUNAS TRACT; (2) N 89⁰52’21” E, ALONG THE SOUTH LINE OF SAID LAGUNAS TRACT, A DISTANCE OF 408.17 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER RPLS 5256” BEING THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO DONNA NADINE DAVIS AND WILLIAM GRANT SR RECORDED IN INSTRUMENT No. 2022-28231, O.P.R.H.C.T.; (5) S 00⁰19’12” E, DEPARTING THE SOUTH LINE OF SAID LAGUNAS TRACT, ALONG THE WEST LINE OF SAID DAVIS AND GRANT TRACT, A DISTANCE OF 817.78 FEET TO A 1/2” IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC” BEING THE SOUTHWEST CORNER OF SAID DAVID AND GRANT TRACT Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

AND IN THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO JASON BRYANT AND GINGER BRYANT RECORDED IN INSTRUMENT No. 2021-15286, O.P.R.H.C.T., (4) S 65⁰16’41” W, ALONG THE NORTH LINE OF SAID BRYANT TRACT, A DISTANCE OF 47.71 FEET TO AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC” BEING THE NORTHWEST CORNER OF SAID BRYANT TRACT; (5) S 07⁰05’05” W, ALONG THE WEST LINE OF SAID BRYANT TRACT, A DISTANCE OF 116.57 FEET TO AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC”; (6) S 14⁰25’47” E, AT A DISTANCE OF 9.71 FEET PASSING AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC” BEING THE SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT Na 2025-2940, O.P.R.H.C.T, CONTINUING ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., IN ALL A TOTAL DISTANCE OF 509.69 FEET TO AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC”; THENCE CONTINUING ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AS FOLLOWS: (1) S 47⁰40’12” E, ALONG THE WEST LINE OF SAID BRYANT TRACT, A DISTANCE OF 87.66 FEET TO AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC” BEING THE SOUTHWEST CORNER OF SAID BRYANT TRACT AND THE MOST NORTHERLY NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO JASON BRYANT AND GINGER BRYANT RECORDED IN INSTRUMENT No. 2016-8371, O.P.R.H.C.T.; (2) S 36⁰08’39” W, ALONG THE WEST LINE OF SAID BRYANT TRACT RECORDED IN INSTRUMENT No. 2016-8371, O.P.R.H.C.T., A DISTANCE OF 837.88 FEET AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC”; (3) S 00⁰10’42’ W, ALONG THE WEST LINE OF SAID BRYANT TRACT RECORDED IN INSTRUMENT No. 2016-8371, O.P.R.H.C.T., A DISTANCE OF 172.72 FEET AN IRON ROD FOUND WITH A CAP STAMPED “STOVALL ASSOC” IN THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO DERENDA KRAGLE RECORDED IN VOLUME 1733, PAGE 153, DEED RECORDS, HUNT COUNTY, TEXAS (D.R.H.C.T.), SAID IRON ROD BEING THE MOST EASTERLY SOUTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T.; Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

THENCE ALONG THE SOUTH LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AS FOLLOWS: (1) S 89⁰57’12” W, ALONG THE NORTH LINE OF SAID KRAGLE TRACT, A DISTANCE OF 475.24 FEET TO A POINT FROM WHICH A FENCE POST FOUND BEARS N 89⁰57’12” E, 4.36 FEET, SAID POINT BEING THE NORTHWEST CORNER OF SAID KRAGLE TRACT AND AN ELL CORNER OF SAID ELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T. (2) S 00⁰38’00” E, ALONG THE WEST LINE OF SAID KRAGLE TRACT, A DISTANCE OF 143.64 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO KEVIN BASS & LOWELL WAYNE & BARBARA JOE WALLACE RECORDED IN VOLUME 1733, PAGE 153, D.R.H.C.T. (3) S 88⁰54’59” W, DEPARTING THE WEST LINE OF SAID KRAGLE TRACT, ALONG THE NORTH LINE OF SAID BASS WAYNE AND WALLACE TRACT, A DISTANCE OF 48.23 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID BASS WAYNE AND WALLACE TRACT AND THE NORTHEAST CORNER OF TRACT OF LAND DESCRIBED IN A DEED TO KEVIN LEE BASS RECORDED IN VOLUME 427, PAGE 251, D.R.H.C.T.; (4) N 82⁰11’42” W, ALONG THE NORTH LINE OF SAID BASS TRACT, A DISTANCE OF 580.39 FEET TO A 3/8” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID BASS TRACT; (5) S 01⁰51’20” W, ALONG THE WEST LINE OF SAID BASS TRACT. DISTANCE OF 171.75 FEET TO A 3/8” IRON ROD FOUND BEING THE SOUTHWEST CORNER OF SAID BASS TRACT, THE NORTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO DENNIS L KIRKMAN RECORDED IN VOLUME 971, PAGE 117, D.R.H.C.T. AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO JACK F. KIRKMAN RECORDED IN VOLUME 970, PAGE 467, D.R.H.C.T.; (6) N 65⁰16’04” W, ALONG THE NORTH LINE OF SAID KIRKMAN TRACT, A DISTANCE CF 399.73 FEET TO A 3/8” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID KIRKMAN TRACT AND THE NORTHEAST CORNER OF A TRACT OF A LAND DESCRIBED IN A DEED TO MARCELO A LAMBINO JR AND JUANITA E LAMBINO RECORDED IN INSTRUMENT No. 2018-09057, O.P.R.H.C.T.; (7) N 65⁰10’50” W, ALONG THE NORTH LINE OF SAID LAMBINO TRACT, A DISTANCE OF 283.94 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID LAMBINO TRACT ANO THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO FERNANDO ORTEGA RECORDED IN INSTRUMENT No. 2016-3562, O.P.R.H.C.T; (8) N 65⁰18’45” W, ALONG THE NORTH LINE OF SAID ORTEGA TRACT, A DISTANCE OF 147.94 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID ORTEGA TRACT AND THE NORTHEAST CORNER OF A TRACT Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

OF LAND DESCRIBED AS TRACT TWO IN A DEED TO URSULA ROSS CLARK RECORDED IN VOLUME 1228, PAGE 127, D.R.H.C.T.; (9) N 65⁰10’55” W, ALONG THE NORTH LINE OF SAID CLARK TRACT TWO, A DISTANCE OF 283.30 FEET TO A METAL FENCE POST FOUND BEING THE NORTHWEST CORNER OF SAID CLARK TRACT TWO AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED AS TRACT ONE IN SAID DEED RECORDED IN VOLUME 1228, PAGE 127, D.R.H.C.T.; (10) N 66⁰08’46” W, ALONG THE NORTH LINE OF SAID CLARK TRACT ONE, CONTINUING ALONG THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO EUSTOLIA PALOMARES RIOS INSTRUMENT No. 2021-29006, O.P.R.H.C.T., A DISTANCE OF 594.07 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID RIOS TRACT AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO VOLUME 1161, PAGE 559, D.R.H.C.T.; (11) N 86⁰55’15” W. ALONG THE NORTH LINE OF SAID ROSENBECK TRACT, A DISTANCE OF 278.19 FEET TO A 1/2” IRON ROD FOUND IN THE EAST LINE OF A TRACT OF LAND TO WANDA F. BIRD BY DEATH CERTIFICATE (NO DEED RECORDING FOUND) (PREVIOUS DEED VOLUME 703, PAGE 798, D.R.H.C.T.), AND IN SAID COUNTY ROAD 3508, SAID IRON ROD BEING THE SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T.; THENCE N 00⁰20’55” W, ALONG A WEST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., SAID COUNTY ROAD 3508 AND THE EAST LINE OF SAID BIRD TRACT, A DISTANCE OF 674.57 FEET TO A 1/2” IRON ROD FOUND BEING THE SOUTHWEST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO JOE LANDRITH AND CATHY LANDRITH RECORDED IN VOLUME 112, PAGE 47, D.R.H.C.T.; THENCE N 89⁰24’09” E, ALONG A NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND A SOUTH LINE OF SAID LANDRITH TRACT, CONTINUING ALONG THE SOUTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO JOE LANDRITH RECORDED IN VOLUME 346, PAGE 400, D.R.H.C.T., A DISTANCE OF 1166.60 FEET TO A 1/2” IRON ROD FOUND IN CONCRETE BEING THE SOUTHEAST CORNER OF SAID LANDRITH TRACT AND AN ELL CORNER OF SAID THENCE N 00⁰20’55” W, ALONG A WEST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T.; THENCE N 01⁰08’53” W, ALONG AN EAST LINE OF SAID LANDRITH TRACT AND AN WEST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T. AT A DISTANCE OF 167.45 FEET PASSING A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER RPLS 5266” BEING THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., AND THE MOST SOUTHERLY Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

SOUTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., CONTINUING ALONG A WEST LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., IN ALL A TOTAL DISTANCE OF 1130.05 FEET TO A FENCE POST FOUND BEING AN ELL CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED IN A DEED TO KEITH A CURNUTT RECORDED IN INSTRUMENT No. 2018-18339, THENCE S 89⁰56’10” W, ALONG A SOUTH LINE OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., THE NORTH LINE OF SAID CURNUTT TRACT, THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO BRENT MICHAEL MCKINSEY RECORDED IN INSTRUMENT No. 2022-12188, O.P.R.H.C.T., AND THE NORTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO TAMALA S MCHENRY AND BRIAN F MCHENRY RECORDED IN INSTRUMENT No. 2012-12518, O.P.R.H.C.T., A DISTANCE OF 1170.60 FEET TO A 1/2” IRON ROD FOUND (DISTURBED) IN THE EAST LINE OF SAID SIGNAL RANCH TRACT. IN SAID COUNTY ROAD 3508, SAID IRON ROD BEING THE NORTHWEST CORNER OF SAID MCHENRY TRACT AND AN ELL CORNER OF SAID TELIOS QUINLAN ONE TRACT THREE RECORDED IN INSTRUMENT No. 2023- 2939, O.P.R.H.C.T.; THENCE N 00⁰04’55” W, ALONG A WEST LINE OF SAID TELIOS QUINLAN ONE TRACT ONE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., THE WEST LINE OF SAID SIGNAL RANCH TRACT, AND SAID COUNTY ROAD 2208, A DISTANCE OF 655.58 FEET TO THE PLACE OF BEGINNING AND CONTAINING 179.302 ACRES (7,810,415 SQUARE FEET) OF LAND, MORE OR LESS. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

TRACT 4: BEING A TRACT OF LAND LOCATED IN THE JAMES HOBBS SURVEY, ABSTRACT No. 496, HUNT COUNTY, TEXAS, BEING ALL OF A TRACT OF LAND DESCRIBED IN A DEED TO KRISTIN RENEE WYGANT AND MARSHALL WYGANT, RECORDED IN INSTRUMENT No. 2019-6538, OFFICIAL PUBLIC RECORDS, HUNT COUNTY, TEXAS (O.P.R.H.C.T.), AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A 1/2” IRON ROD FOUND IN COUNTY ROAD 3507 (A PRESCRIPTIVE RIGHT-OF-WAY), AND THE WEST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO MARK D. SAMPLES AND JANET K SAMPLES, RECORDED IN INSTRUMENT No. 2014-8620, O.P.R.H.C.T. BEING THE SOUTHEAST CORNER OF SAID WYGANT TRACT, AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED AS TRACT ONE IN A DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., FROM WHICH A 3/8” IRON ROD FOUND (BENT) BEARS S 89⁰27’12” W, 28.64 FEET; THENCE S 89⁰58’02” W, DEPARTING SAID COUNTY ROAD 3507, AND THE WEST LINE OF SAID SAMPLES TRACT, ALONG THE SOUTH LINE OF SAID WYGANT TRACT, AND THE NORTH LINE OF SAID TELIOS QUINLAN ONE TRACT ONE, A DISTANCE OF 435.72 FEET TO A 1/2” IRON ROD FOUND (CAP UNREADABLE) IN THE EAST LINE OF A TRACT OF LAND DESCRIBED AS TRACT TWO IN SAID DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T., SAID IRON ROD BEING THE SOUTHWEST CORNER OF SAID WYGANT TRACT, AND THE NORTHWEST CORNER OF SAID TELIOS QUINLAN ONE TRACT ONE; THENCE ALONG THE WEST LINE OF SAID WYGANT TRACT AS FOLLOWS: (1) N 00⁰24’42” W, ALONG THE EAST LINE OF SAID TELIOS QUINLAN ONE TRACT TWO, A DISTANCE OF 199.44 FEET TO A 3/8” IRON ROD FOUND IN THE SOUTH LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO RAYBURN COUNTRY ELECTRIC COOPERATIVE INC. RECORDED IN INSTRUMENT No. 2024-23085, O.P.R.H.C.T., SAID IRON ROD BEING THE NORTHEAST CORNER OF SAID TELIOS QUINLAN ONE TRACT TWO; (2) N 01⁰08’11” E, ALONG THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT, A DISTANCE OF 196.99 FEET TO A 1/2” IRON ROD FOUND BEING THE NORTHWEST CORNER OF SAID WYGANT TRACT, AND AN ELL CORNER OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT; THENCE N 89⁰38’41’ E, ALONG THE NORTH LINE OF SAID WYGANT TRACT AND THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT, AT A DISTANCE OF 418.02 FEET, PASSING A 1/2” IRON ROD FOUND, CONTINUING IN ALL A TOTAL DISTANCE CT 439.22 FEET TO A POINT IN SAID COUNTY ROAD 3507, BEING THE NORTHEAST CORNER OF SAID WYGANT TRACT AND THE Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

SOUTHEAST CORNER OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT; THENCE S 00⁰15’56’ E, ALONG SAID COUNTY ROAD 3507 AND THE EAST LINE OF SAID WYGANT TRACT, A DISTANCE OF 399.37 FEET TO THE PLACE OF BEGINNING AND CONTAINING 3.990 ACRES (173,813 SQUARE FEET) OF LAND, MORE OR LESS. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

TRACT 5: BEING A TRACT OF LAND LOCATED IN THE JAMES HOBBS SURVEY, ABSTRACT No. 496, HUNT COUNTY, TEXAS, BEING A PORTION OF A LAND DESCRIBED IN A DEED TO RAYBURN COUNTRY ELECTRIC COOPERATIVE INC. RECORDED IN INSTRUMENT No. 2024-23085, O.P.R.H.C.T., OFFICIAL PUBLIC RECORDS, HUNT COUNTY, TEXAS (O.P.R.H.C.T), AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS: BEGINNING AT A 3/8” IRON ROD FOUND IN THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT AND THE WEST LINE OF A TRACT OF LAND DESCRIBED IN A DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2025-16816, O.P.R.H.C.T., SAID IRON ROD BEING THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED AS TRACT TWO IN A DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2023-2940, O.P.R.H.C.T.; THENCE S 89⁰51’20” W, ALONG THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT AND THE NORTH LINE OF SAID TELIOS TRACT TWO, AT A DISTANCE OF 436.00 FEET, PASSING A POINT FROM WHICH A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER 5266” BEARS S 00⁰82’ E, 1.9 FEET, SAID POINT BEING THE NORTHWEST CORNER OF SAID TELIOS TRACT TWO AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED AS TRACT IWO IN A DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., CONTINUING ALONG THE NORTH LINE OF SAID TELIOS TRACT TWO RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AT A DISTANCE OF 872.00 FEET, PASSING A 1/2” IRON ROD FOUND WITH A CAP STAMPED “HOLDER 5266” BEING THE NORTHWEST CORNER OF SAID TELIOS TRACT TWO RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., AND THE NORTHEAST CORNER OF A TRACT OF LAND DESCRIBED AS TRACT ONE IN SAID DEED TO TELIOS QUINLAN ONE RECORDED IN INSTRUMENT No. 2023-2939, O.P.R.H.C.T., CONTINUING ALONG THE NORTH LINE OF SAID TELIOS TRACT ONE, IN ALL A TOTAL DISTANCE OF 1182.77 FEET TO A 1/2” IRON ROD SET WITH A CAP STAMPED “WIER & ASSOC INC”; THENCE N 12⁰27’30” E, DEPARTING THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT AND THE NORTH LINE OF SAID TELIOS TRACT ONE, A DISTANCE OF 247.89 FEET TO A 1/2” IRON ROD SET MIN A CAP STAMPED “WIER & ASSOC INC”; THENCE N 89⁰27’30” E, A DISTANCE OF 1124.38 FEET TO A 1/2” IRON ROD SET WITH A CAP STAMPED “WIER & ASSOC INC”; THENCE S 01⁰08’11” E, AT A DISTANCE OF 52.76 FEET, PASSING A 1/2” IRON ROD FOUND IN THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC COOPERATIVE TRACT AND BEING THE NORTHWEST CORNER OF SAID TELIOS TRACT RECORDED IN INSTRUMENT No. 2025-16816, O.P.R.H.C.T., CONTINUING ALONG THE SOUTH LINE OF SAID RAYBURN COUNTRY ELECTRIC Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

COOPERATIVE TRACT AND THE WEST LINE OF SAID TELIOS TRACT RECORDED IN INSTRUMENT No. 2025-16816, O.P.R.H.C.T., IN ALL A TOTAL DISTANCE OF 249.75 FEET TO THE PLACE OF BEGINNING AND CONTAINING 6.508 ACRES (283,487 SQUARE FEET) OF LAND, MORE OR LESS. Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D

DB1/ 164868958.16 Docusign Envelope ID: 92152DD5-39C3-42C3-B20A-9FB644F8657D